ROCHDALE INVESTMENT TRUST


                                    [GRAPHIC]


Rochdale Magna Portfolio
Rochdale Alpha Portfolio
Rochdale Atlas Portfolio
Rochdale Large Growth Portfolio
Rochdale Large Value Portfolio
Rochdale Mid/Small Growth Portfolio
Rochdale Mid/Small Value Portfolio
Rochdale Intermediate Fixed Income Portfolio


Annual Report
December 31, 2001
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                            ROCHDALE INVESTMENT TRUST


                          ROCHDALE FUNDS ANNUAL REPORT


January 31, 2002

Dear Fellow Shareholders:

We want to take this opportunity to send our condolences to all affected by the tragedy on September 11, 2001. This is an important time for us as investors to reaffirm our long-term goals. Although the events of September 11th triggered a climate of uncertainty, we adhered to our investment strategy of style-consistent asset class exposure and managed risk. The stock market provided another disappointing year in 2001. In an effort to mitigate economic slowing, and to sustain the confidence of consumers and business, the Federal Reserve cut interest rates a remarkable eleven times in 2001. These cuts may eventually stimulate growth, but the timing is uncertain. For the next three to five years, we expect equity returns to be substantially lower than they were in the previous five-year boom period, albeit still in excess of inflation. Our belief is based on a twenty year secular decline in interest rates, a corresponding twenty year secular increase in stock price earnings multiples, and a moderate economic growth outlook.

SOURCE: LIPPER

The strategy for long-term investors remains focused on asset allocation, with appropriate levels of exposure to all major asset classes, and style-consistent, tax-efficient diversification within those asset classes. Quite unlike the past five years when growth investing was the focus, we are confident that a winning investment strategy will be to have both growth and value companies represented in your portfolio. Being invested in both types of companies will position you to benefit from what we believe will be a much more even economic and company participation in the coming year.

BROAD MARKET INDEX PERFORMANCE
YEAR ENDED DECEMBER 31, 2001

                                          Total
Index                                    Return
-----                                    ------
S&P 500                                 -11.88%
S&P MidCap 400                           -0.62%
S&P SmallCap 600                          6.51%
Nasdaq Composite                        -21.05%
Dow Jones World (ex US)                 -19.71%

ROCHDALE MAGNA PORTFOLIO

The Magna Portfolio invests primarily in large U.S. companies across both growth and value industries to provide core large company exposure. Leading industries for Magna include medical products and services, financial services, information services, retail, and media. During the nine months ended December 31, 2001, large-cap stocks as defined by the S&P 500 performed poorly, falling 0.02%. Rochdale's Magna Portfolio declined 6.16% during the same period.

All sectors of the S&P 500 except basic materials finished down for the year, with technology, telecommunications, and utilities contributing the most to negative returns. In the last half of the year, we underweighted technology significantly based on higher risks embedded in the stocks of virtually all leading technology companies due to what we believe are unrealistic growth rates and too high valuations. In addition, given the significant volatility of the Nasdaq, we sought to protect investors from further whipsaws in portfolio value. We remain unimpressed by the fourth quarter rally in large technology shares that only exacerbated the high risk and high valuation situation. Most leading

ROCHDALE MAGNA PORTFOLIO:
TOP TEN HOLDINGS AS OF DECEMBER 31, 2001

                                    Percent of
Company                               Assets
-------                               ------
United Healthcare Corp.                6.0%
Wal-Mart Stores                        5.4%
Tyco Intl Ltd.                         5.3%
Pfizer, Inc.                           5.2%
Bristol-Myers Squibb Co.               5.1%
First Data Corp.                       4.2%
TJX Companies, Inc.                    4.2%
Medtronic, Inc.                        4.1%
Tenet Healthcare Corp.                 3.9%
Comcast Corp.                          3.5%

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                            ROCHDALE INVESTMENT TRUST


technology companies are still richly valued based on price-to-earnings ratios relative to revenue and earnings forecasts that we believe will likely not meet optimistic expectations. The portfolio is overweighted in health care products and services, financial services, commercial services, consumer services, and consumer cyclicals, which likely will be the initial beneficiaries of a rebound in consumer and then business spending.

ROCHDALE ALPHA PORTFOLIO

The Alpha Portfolio seeks to discover small and medium-size companies that represent attractive investment opportunities for the long term. Through our research, we identify those companies that give us the potential to earn above-average returns relative to the mid- and small-cap universe. As a part of this process, we believe the fund will exhibit significant volatility during interim periods that, over the long term, have the potential to generate attractive returns.

During the nine months ended December 31, 2001, the S&P MidCap Index returned 11.38%, while the S&P SmallCap Index rose 14.00%. During the same period, the Alpha fund fell 10.42%. The fund's performance was disappointing. Our view on technology companies turned out to cost the fund the significant fourth quarter resurgence.

We will again add to our technology weighting as we see appropriate valuation in line with expected growth on a company-by-company basis, but we anticipate what we missed during the fourth quarter of 2001 may work in the portfolio's favor in 2002.

As of year-end, leading industries in Alpha include health care such as medical services and pharmaceuticals, certain segments of technology such as electronic equipment, consumer services including media and restaurants, and consumer cyclicals such as retail and real estate. Our overweight in health care, which returned double-digit performance, contributed positively to the portfolio. We also have a healthy position in cash as of year-end as we anticipate better opportunities to emerge during 2002.

ROCHDALE ALPHA PORTFOLIO:
TOP TEN HOLDINGS AS OF DECEMBER 31, 2001

                                    Percent of
Company                               Assets
-------                               ------
Express Scripts, Inc.                  8.1%
Medicis Pharmaceutical                 5.4%
Outback Steakhouse, Inc.               5.2%
Amsurg Corp.                           4.8%
Health Management Associates           4.5%
Lincare Holdings, Inc.                 4.4%
Washington Real Est. Inv. Trust        4.1%
L-3 Communications Holdings            4.1%
Cedar Fair LP                          3.9%
Polo Ralph Lauren Corp.                3.7%

ROCHDALE ATLAS PORTFOLIO

The Atlas Portfolio provides exposure to foreign economies across both developed and emerging markets, through investment in countries we have identified as most likely to outperform relative to the world market. During the nine month period ended December 31, 2001, the Atlas fund declined 6.00%, in line with the Dow Jones World Index (ex US), which declined 6.78%, and the Morgan Stanley World Index (ex US), which declined 8.37%.

The Atlas fund experienced the woes that virtually all foreign stock markets did during 2001 as, led by the economic slowing of the U.S, the globally synchronized recession took effect. During the first quarter, we began to increase the cash position of Atlas, and we continued to build our cash throughout the year. We also invested in the U.S. market so as to capture global market opportunity while maintaining a defensive position given continued market uncertainty.

ROCHDALE ATLAS PORTFOLIO:
TOP TEN HOLDINGS AS OF DECEMBER 31, 2001

                                     Percent of
Company                                Assets
-------                                ------
iShares MSCI Japan                      6.6%
UBS AG                                  4.1%
ABN AMRO Holding NV                     3.1%
Biovail Corp.                           3.1%
Erste Bank der Oesterreichische         3.0%
Novartis AG                             3.0%
Bank of Ireland                         2.7%
Telefonos de Mexico                     2.6%
DNB Holdings ASA                        2.6%
Orkla ASA                               2.6%

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We benefited  from adding Mexico to our country  selection in the first quarter, based on the expectation that Mexico should benefit more directly and quickly from a U.S. recovery than would European economies. The emerging market Korea also contributed stellar returns to the portfolio. During the third quarter, we reduced our European exposure based on an anticipated economic slowdown there. In the fourth quarter, we added China, which has become increasingly accessible to foreign investors and remains at the top of GDP growth projections. The addition of China brought our emerging market weight up to 20% of the portfolio.

The countries in which Atlas was invested at December 31, 2001, include:

                Europe                      Americas           Asia
     ----------------------------       ---------------       -------
     * Austria      * Netherlands       * Canada              * China
     * Belgium      * Norway            * Mexico              * Korea
     * Ireland      * Switzerland       * United States       * Japan

While we remain cautious about foreign markets in general given our belief that during 2002 the global recession likely will conclude, we have identified countries that we believe will be the bright spots in the foreign market landscape. We are investing cautiously and preserving an allocation in cash at this time in anticipation of our next country opportunity.

ROCHDALE LARGE GROWTH PORTFOLIO

The Large Growth Portfolio invests primarily in large U.S. companies within growth industries such as pharmaceuticals, computer software, medical products, financial services, and retail. Growth industries typically exhibit high price-to-book values relative to their value stock peers and higher expected earnings growth. The S&P 500/BARRA Growth was among the worst performing domestic indices, dropping 12.73% during the year ended December 31, 2001. Over the same period, our Large Growth Portfolio performed similarly, declining 12.76%.

The continued decline in technology company revenues, earnings, and stock prices contributed to large-cap growth stocks faring poorly throughout the year. Offsetting technology declines somewhat were more modest declines in health care, consumer staples, and consumer cyclicals. We prefer health care products and services and consumer cyclical companies given our outlook for a modest pace of economic growth during the first year of recovery. We remain cautious about technology companies given their high price to earnings multiples and believe they possess higher risk than appears justified by their anticipated revenue and earnings growth.

LARGE GROWTH PORTFOLIO:
TOP TEN HOLDINGS AS OF DECEMBER 31, 2001

                                      Percent of
Company                                 Assets
-------                                 ------
General Electric Co.                     5.9%
Microsoft Corp.                          5.5%
Pfizer, Inc.                             5.1%
Wal-Mart Stores, Inc.                    4.7%
Johnson & Johnson                        3.2%
Home Depot, Inc.                         2.6%
Intel Corp.                              2.3%
Merck & Co, Inc.                         2.3%
Procter & Gamble Co.                     2.0%
Philip Morris Companies, Inc.            1.8%

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                           ROCHDALE INVESTMENT TRUST


ROCHDALE LARGE VALUE PORTFOLIO

The Large Value Portfolio invests primarily in select large U.S. companies across value industries including financial services, energy, and telecommunications. Value industries typically experience cyclical revenues and earnings and possess lower price-to-book ratios than their growth counterparts. Our Large Value Portfolio fell 12.91% during the year ended December 31, 2001, while its benchmark, the S&P 500/BARRA Value index, fell 11.71% during the same period.

Large-cap value stocks ended the year roughly in the same position as large-cap growth stocks. The basic materials sector led the way as the only positively performing sector in the large-cap arena for 2001. Energy and industrials posted modest declines as investors sought the stability of old-economy firms. Utilities and telecommunications fell throughout the period over supply concerns, increased regulation, and high-profile adversities.

LARGE VALUE PORTFOLIO:
TOP TEN HOLDINGS AS OF DECEMBER 31, 2001

                                      Percent of
Company                                 Assets
-------                                 ------
Exxon Mobil Corp.                        5.2%
Citigroup, Inc.                          4.5%
American International Group             3.6%
Verizon Communications                   2.5%
SBC Communications, Inc.                 2.4%
Tyco Intl Ltd.                           2.0%
McKesson Corp.                           2.0%
AOL Time Warner, Inc.                    1.9%
Federal Home Loan Mortgage               1.9%
Viacom, Inc.                             1.9%

ROCHDALE MID/SMALL GROWTH PORTFOLIO

The Mid/Small Growth Portfolio invests primarily in small and medium-size U.S. companies across growth industries such as biotechnology, pharmaceuticals, information services, and specialty retail. During the year ended December 31, 2001, the Mid/Small Growth Portfolio moved in line with its benchmark, falling 6.94%, while the capitalization-weighted blend of the S&P MidCap 400 and S&P SmallCap 600/ Barra Growth Indices fell 6.00%.

Sector returns varied widely for mid- and small-cap growth stocks. While health care and consumer cyclicals posted strong gains, these were not enough to offset substantial declines in technology. Going forward, we see opportunities in smaller health care, consumer cyclical, and financial services companies. The technology companies that we have identified are valued appropriately relative to our expectations for more realistic growth prospects.

MID/SMALL GROWTH PORTFOLIO:
TOP TEN HOLDINGS AS OF DECEMBER 31, 2001

                                     Percent of
Company                                Assets
-------                                ------
IDEC Pharmaceuticals                    1.5%
Nvidia Corp.                            1.5%
Genzyme Corp.                           1.4%
Hillenbrand Industries, Inc.            1.3%
CDW Computer Centers, Inc.              1.3%
Apollo Group, Inc.                      1.3%
Applebee's International, Inc.          1.2%
Panera Bread Co.                        1.2%
Quest Diagnostics, Inc.                 1.1%
McCormick & Co, Inc.                    1.1%

                                                                               5
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ROCHDALE MID/SMALL VALUE PORTFOLIO

The Mid/Small Value Portfolio invests primarily in small and medium-size U.S. companies across value industries including banks and insurance, energy, utilities, and basic materials. During the year ended December 31, 2001, mid- and small-cap value stocks were the only positively returning Barra indices for the period. Rochdale's Mid/Small Value Portfolio reflected this upward trend and gained 5.27%, while its benchmark, a capitalization-weighted blend of the S&P MidCap 400 and S&P SmallCap 600/Barra Value Indices, returned 8.87%.

The search for solid business fundamentals led investors to small and medium-size value companies versus their more highly valued larger counterparts. Mid- and small-cap value stocks performed well during the period due to improved consumer spending. As the Federal Reserve lowered interest rates, the fund benefited from exposure to small banks and thrifts.

MID/SMALL VALUE PORTFOLIO:
TOP TEN HOLDINGS AS OF DECEMBER 31, 2001

                                     Percent of
Company                                Assets
-------                                ------
Radian Group, Inc.                      1.4%
M & T Bank Corp.                        1.4%
Chemed Corp.                            1.3%
American Water Works                    1.3%
Greenpoint Financial Corp.              1.3%
Arvinmentor, Inc.                       1.2%
R J Reynolds Holdings, Inc.             1.2%
Scana Corp.                             1.2%
Marshall & Ilsley Corporation           1.1%
Nash Finch Co.                          1.0%

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

The Intermediate Fixed Income Portfolio seeks to earn a total return comparable to that of a universe of investment-grade U.S. government, agency, and corporate bonds maturing in ten years or less. During the year ended December 31, 2001, the Intermediate Fixed Income Portfolio gained a solid 9.80%, well in excess of the Lehman Intermediate Index, which returned 8.96% for the same period.

For the most part, U.S. fixed income performed well relative to other asset classes because investors sought a safe harbor from the uncertainty and volatility of the stock market. The fund also benefited from holding higher-yielding corporate issues and agencies versus government bonds.

INTERMEDIATE FIXED INCOME PORTFOLIO:
TOP TEN HOLDINGS AS OF DECEMBER 31, 2001

                                      Percent of
Issuer                                  Assets
------                                  ------
Federal Home Loan Banks                 10.4%
Lockheed Martin Corp.                    7.6%
International Lease Financing            3.1%
Goldman Sachs Group, Inc.                2.9%
GTE Corp                                 2.9%
Credit Suisse First Boston               2.7%
Computer Sciences Corp.                  2.4%
General Motors Acceptance Corp.          2.2%
Citigroup Inc                            2.2%
Ford Motor Credit Co.                    2.1%

We are pleased with the performance of the majority of the funds compared to their respective benchmarks, particularly in light of continued market uncertainty. Our research methodology is demonstrating its ability to combine the benefits of diversified asset class exposure and managed risk with the strengths of stock selection. We believe that each portfolio is well positioned going forward to continue to capture the intended return and risk associated with its respective asset class benchmark and to provide the appropriate asset class exposure and style consistency necessary for effective implementation of a long-term asset allocation strategy.

Thank you for continuing to make the Rochdale Funds a part of your investment portfolio. We hope you find this annual report helpful in tracking the exposures in your portfolio. For more frequent updates, we invite you call us at 1-800-245-9888 or visit our Web site at www.rochdale.com.

Sincerely,

Carl Acebes
Garrett R. D'Alessandro, CFA
Portfolio Managers

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                           ROCHDALE INVESTMENT TRUST

                   Rochdale Magna Portfolio vs. S&P 500 Index
                          Value of $10,000 Investment

            ROCHDALE MAGNA PORTFOLIO      S&P 500 Index
            ------------------------      -------------
10/22/98            10,000                   10,000
10/31/98            10,204                   10,191
11/30/98            10,536                   10,809
12/31/98            11,176                   11,431
01/31/99            11,632                   11,909
02/28/99            11,268                   11,539
03/31/99            11,712                   12,001
04/30/99            12,432                   12,465
05/31/99            12,096                   12,171
06/30/99            12,892                   12,848
07/31/99            12,472                   12,445
08/31/99            12,272                   12,384
09/30/99            11,968                   12,044
10/31/99            12,424                   12,806
11/30/99            12,708                   13,070
12/31/99            13,352                   13,836
01/31/00            12,396                   13,141
02/29/00            12,074                   12,892
03/31/00            13,445                   14,153
04/30/00            13,228                   13,728
05/31/00            13,015                   13,446
06/30/00            12,842                   13,778
07/31/00            12,512                   13,562
08/31/00            13,292                   14,405
09/30/00            12,782                   13,644
10/31/00            12,733                   13,587
11/30/00            11,512                   12,515
12/31/00            11,897                   12,577
01/31/01            12,185                   13,023
02/28/01            10,884                   11,835
03/31/01            10,061                   11,086
04/30/01            10,766                   11,947
05/31/01            10,807                   12,027
06/30/01            10,466                   11,734
07/31/01            10,207                   11,619
08/31/01             9,497                   10,891
09/30/01             8,804                   10,011
10/31/01             8,784                   10,202
11/30/01             9,424                   10,984
12/31/01             9,441                   11,084

                                                 AVERAGE ANNUALIZED TOTAL RETURN
                                                  PERIOD ENDED DECEMBER 31, 2001
                                                  ------------------------------

                                                  ONE YEAR       SINCE INCEPTION
                                                  --------       ---------------
Rochdale Magna Portfolio

  Return Before Taxes                             (20.65%)           (1.79%)

  Return After Taxes on Distributions             (20.65%)           (1.90%)

  Return After Taxes on Distributions             (12.57%)           (1.44%)
    and Sale of Fund Shares

S&P 500 Index*                                    (11.87%)            3.27%

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold th eir fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* Index returns reflect no reduction for fees, expenses, or taxes.

Past performance is not predictive of future performance.

Rochdale Magna Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on October 23, 1998.

                                                                               7
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                           ROCHDALE INVESTMENT TRUST


            Rochdale Alpha Portfolio vs. S&P M idCap 400 Index (72%)
                       and S&P Sm allCap 600 Index (28%)
                          Value of $10,000 Investment

                                             S&P 400 MID CAP INDEX (72%) AND
             ROCHDALE ALPHA PORTFOLIO         S&P 600 SMALL CAP INDEX (28%)
             ------------------------         -----------------------------
05/31/99            10,000                              10,000
06/30/99            10,700                              10,545
07/31/99             9,804                              10,358
08/31/99             9,572                               9,974
09/30/99             9,548                               9,765
10/31/99            10,456                              10,112
11/30/99            10,760                              10,612
12/31/99            11,976                              11,310
01/31/00            11,140                              10,982
02/29/00            11,424                              11,947
03/31/00            12,160                              12,527
04/30/00            12,240                              12,149
05/31/00            12,144                              11,941
06/30/00            12,916                              12,258
07/31/00            12,576                              12,316
08/31/00            13,600                              13,615
09/30/00            14,192                              13,448
10/31/00            13,408                              13,133
11/30/00            11,224                              12,041
12/31/00            11,759                              13,109
01/31/01            12,188                              13,474
02/28/01            10,568                              12,690
03/31/01             9,526                              11,845
04/30/01            10,953                              13,091
05/31/01            11,150                              13,381
06/30/01            11,550                              13,480
07/31/01            11,370                              13,272
08/31/01            10,079                              12,875
09/30/01             8,821                              11,235
10/31/01             9,438                              11,761
11/30/01            10,039                              12,631
12/31/01            10,519                              13,340

                                                 AVERAGE ANNUALIZED TOTAL RETURN
                                                  PERIOD ENDED DECEMBER 31, 2001
                                                  ------------------------------

                                                  ONE YEAR       SINCE INCEPTION
                                                  --------       ---------------
Rochdale Alpha Portfolio

  Return Before Taxes                             (10.54%)            1.97%

  Return After Taxes on Distributions             (10.58%)            1.94%

  Return After Taxes on Distributions              (6.39%)            1.59%
    and Sale of Fund Shares

S&P MidCap 400 Index & S&P SmallCap 600 Index       1.39%            11.58%

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold th eir fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* Index returns reflect no reduction for fees, expenses, or taxes.

Past performance is not predictive of future performance.

Rochdale Alpha Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on June 1, 1999.

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                           ROCHDALE INVESTMENT TRUST


        Rochdale Atlas Portfolio vs. Morgan Stanley World Index ex US and
                           Dow Jones World Index ex US
                           Value of $10,000 Investment

             ROCHDALE ATLAS PORTFOLIO     DOW JONES WORLD INDEX (EX US)     MORGAN STANLEY WORLD INDEX (EX US)
             ------------------------     -----------------------------     ----------------------------------
10/01/98             10,000                           10,000                             10,000
10/31/98             11,648                           11,465                             11,380
11/30/98             11,868                           12,034                             11,960
12/31/98             12,400                           12,388                             12,422
01/31/99             11,888                           12,462                             12,427
02/28/99             11,540                           12,115                             12,117
03/31/99             12,208                           12,682                             12,626
04/30/99             13,444                           13,369                             13,170
05/31/99             12,692                           12,753                             12,508
06/30/99             13,740                           13,374                             13,000
07/31/99             14,408                           13,675                             13,377
08/31/99             14,612                           13,843                             13,418
09/30/99             13,940                           13,903                             13,566
10/31/99             13,632                           14,428                             14,093
11/30/99             14,564                           15,139                             14,589
12/31/99             16,098                           16,579                             15,933
01/31/00             15,177                           15,516                             14,968
02/29/00             15,081                           15,868                             15,395
03/31/00             15,691                           16,352                             16,030
04/30/00             14,501                           15,360                             15,202
05/31/00             13,733                           14,872                             14,836
06/30/00             14,779                           15,470                             15,481
07/31/00             14,231                           14,875                             14,892
08/31/00             14,584                           15,091                             15,090
09/30/00             13,663                           14,320                             14,311
10/31/00             12,937                           13,795                             13,924
11/30/00             12,311                           13,265                             13,366
12/31/00             12,775                           13,612                             13,837
01/31/01             13,303                           13,813                             13,877
02/28/01             12,234                           12,759                             12,784
03/31/01             10,844                           11,723                             11,904
06/30/01             11,056                           11,958                             11,834
09/30/01              9,429                           10,131                             10,180
12/31/01             10,193                           10,929                             10,910

                                                 AVERAGE ANNUALIZED TOTAL RETURN
                                                  PERIOD ENDED DECEMBER 31, 2001
                                                  ------------------------------

                                                  ONE YEAR       SINCE INCEPTION
                                                  --------       ---------------
Rochdale Atlas Portfolio

  Return Before Taxes                             (20.21%)            0.59%

  Return After Taxes on Distributions             (20.37%)            0.05%

  Return After Taxes on Distributions             (12.31%)            0.27%
    and Sale of Fund Shares

Morgan Stanley World Index (ex US)                (21.16%)            2.71%

Dow Jones World Index (ex US)                     (19.71%)            2.77%

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold th eir fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* Index returns reflect no reduction for fees, expenses, or taxes.

Past performance is not predictive of future performance.

Rochdale Atlas Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on October 2, 1998.

                           ROCHDALE INVESTMENT TRUST


        Rochdale Large Growth Portfolio vs. S&P 500/Barra Growth Index
                          Value of $10,000 Investm ent

              ROCHDALE LARGE GROWTH PORTFOLIO      S&P 500/BARRA GROWTH INDEX
              -------------------------------      --------------------------
30-Dec-99                10,000                              4,813
31-Dec-99                10,000                              4,813
31-Jan-00                 9,416                              4,493
29-Feb-00                 9,672                              4,587
31-Mar-00                10,584                              5,011
30-Apr-00                10,116                              4,763
31-May-00                 9,812                              4,569
30-Jun-00                10,568                              4,938
31-Jul-00                10,036                              4,718
31-Aug-00                10,796                              4,991
30-Sep-00                 9,752                              4,504
31-Oct-00                 9,556                              4,387
30-Nov-00                 8,524                              3,921
31-Dec-00                 8,212                              3,751
31-Jan-01                 8,564                              3,858
28-Feb-01                 7,580                              3,404
31-Mar-01                 6,896                              3,098
30-Apr-01                 7,576                              3,374
31-May-01                 7,596                              3,382
30-Jun-01                 7,412                              3,337
31-Jul-01                 7,380                              3,328
31-Aug-01                 6,892                              3,104
30-Sep-01                 6,304                              2,896
31-Oct-01                 6,560                              3,003
30-Nov-01                 7,100                              3,268
31-Dec-01                 7,164                              3,273

                                                 AVERAGE ANNUALIZED TOTAL RETURN
                                                  PERIOD ENDED DECEMBER 31, 2001
                                                  ------------------------------

                                                  ONE YEAR       SINCE INCEPTION
                                                  --------       ---------------
Rochdale Large Growth Portfolio

  Return Before Taxes                             (12.76%)           (15.32%)

  Return After Taxes on Distributions             (12.76%)           (15.34%)

  Return After Taxes on Distributions              (7.77%)           (12.06%)
    and Sale of Fund Shares

S&P 500/Barra Growth Index                        (12.73%)           (17.49%)

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold th eir fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* Index returns reflect no reduction for fees, expenses, or taxes.

Past performance is not predictive of future performance.

Rochdale Large Growth Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on December 31, 1999.

                           ROCHDALE INVESTMENT TRUST


         ROCHDALE LARGE VALUE PORTFOLIO VS. S&P 500 / BARRA VALUE INDEX
                          Value of $10,000 Investment

              ROCHDALE LARGE VALUE PORTFOLIO     S&P 500/BARRA VALUE INDEX
              ------------------------------     -------------------------
30-Dec-99               10,000                            5,417
31-Dec-99               10,000                            5,417
31-Jan-00                9,764                            5,244
29-Feb-00                9,160                            4,917
31-Mar-00               10,156                            5,429
30-Apr-00               10,164                            5,393
31-May-00               10,180                            5,410
30-Jun-00                9,636                            5,196
31-Jul-00                9,732                            5,300
31-Aug-00               10,312                            5,656
30-Sep-00               10,248                            5,654
31-Oct-00               10,484                            5,760
30-Nov-00                9,928                            5,465
31-Dec-00               10,421                            5,746
31-Jan-01               10,858                            5,989
28-Feb-01               10,128                            5,592
31-Mar-01                9,719                            5,371
30-Apr-01               10,465                            5,736
31-May-01               10,561                            5,796
30-Jun-01               10,301                            5,608
31-Jul-01               10,076                            5,511
31-Aug-01                9,515                            5,192
30-Sep-01                8,452                            4,699
31-Oct-01                8,468                            4,699
30-Nov-01                8,877                            4,997
31-Dec-01                9,076                            5,073

                                                 AVERAGE ANNUALIZED TOTAL RETURN
                                                  PERIOD ENDED DECEMBER 31, 2001
                                                  ------------------------------

                                                  ONE YEAR       SINCE INCEPTION
                                                  --------       ---------------
Rochdale Large Value Portfolio

  Return Before Taxes                             (12.91%)           (4.72%)

  Return After Taxes on Distributions             (13.02%)           (4.83%)

  Return After Taxes on Distributions              (7.86%)           (3.81%)
    and Sale of Fund Shares

S&P 500/Barra Value Index                         (11.71%)           (3.21%)

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold th eir fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* Index returns reflect no reduction for fees, expenses, or taxes.

Past performance is not predictive of future performance.

Rochdale Large Value Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on December 31, 1999.

                           ROCHDALE INVESTMENT TRUST


          Rochdale Mid/Sm all Growth Portfolio vs. S&P MidCap 400/Barra
         Growth Index (71%) & S&P SmallCap 600/Barra Growth Index (29%)
                           Value of $10,000 Investment

                                                              S&P MID CAP
                                                        400/BARRA GROWTH INDEX
                                                        S&P SMALL CAP 600/BARRA
              ROCHDALE MID/SMALL GROWTH PORTFOLIO            GROWTH INDEX
              -----------------------------------       -----------------------
30-Dec-99                 10,000                                10,000
31-Dec-99                 10,000                                10,000
31-Jan-00                  9,884                                 9,856
29-Feb-00                 11,504                                11,618
31-Mar-00                 11,832                                11,588
30-Apr-00                 11,608                                10,989
31-May-00                 11,052                                10,445
30-Jun-00                 12,180                                11,316
31-Jul-00                 12,096                                11,048
31-Aug-00                 13,800                                12,611
30-Sep-00                 13,504                                12,205
31-Oct-00                 13,036                                11,735
30-Nov-00                 11,084                                10,045
31-Dec-00                 11,832                                10,665
31-Jan-01                 12,024                                10,667
28-Feb-01                 10,852                                 9,783
31-Mar-01                  9,868                                 8,884
30-Apr-01                 11,340                                 9,987
31-May-01                 11,532                                10,215
30-Jun-01                 11,452                                10,243
31-Jul-01                 11,192                                 9,955
31-Aug-01                 10,720                                 9,547
30-Sep-01                  9,176                                 8,262
31-Oct-01                  9,812                                 8,856
30-Nov-01                 10,464                                 9,585
31-Dec-01                 11,011                                10,029

                                                 AVERAGE ANNUALIZED TOTAL RETURN
                                                  PERIOD ENDED DECEMBER 31, 2001
                                                  ------------------------------
                                                  ONE YEAR       SINCE INCEPTION
                                                  --------       ---------------
Rochdale Mid/Small Growth Portfolio

  Return Before Taxes                              (6.94%)            4.92%

  Return After Taxes on Distributions              (7.09%)            4.84%

  Return After Taxes on Distributions              (4.23%)            3.92%
    and Sale of Fund Shares

S&P MidCap 400/Barra Growth Index (71%)
  S&P SmallCap 600/Barra Growth Index (29%)        (6.00%)            0.07%

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold th eir fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* Index returns reflect no reduction for fees, expenses, or taxes.

Past performance is not predictive of future performance.

Rochdale Mid/Small Growth Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on December 31, 1999.

                           ROCHDALE INVESTMENT TRUST


  Rochdale Mid/Small Value Portfolio vs. S&P MidCap 400/Barra Value Index (71%)
                   & S&P SmallCap 600/Barra Value Index (29%)
                           Value of $10,000 Investment

                        ROCHDALE                 S&P MID CAP 400/BARRA VALUE &
                MID/SMALL VALUE PORTFOLIO        S&P SMALL CAP 600/BARRA VALUE
                -------------------------        -----------------------------
30-Dec-99                10,000                              10,000
31-Dec-99                10,000                              10,000
31-Jan-00                 9,292                               9,545
29-Feb-00                 8,896                               9,420
31-Mar-00                10,388                              10,528
30-Apr-00                10,244                              10,479
31-May-00                10,568                              10,646
30-Jun-00                10,048                              10,383
31-Jul-00                10,240                              10,734
31-Aug-00                10,964                              11,461
30-Sep-00                11,200                              11,575
31-Oct-00                11,068                              11,512
30-Nov-00                10,960                              11,306
31-Dec-00                12,013                              12,581
31-Jan-01                12,443                              13,268
28-Feb-01                11,976                              12,794
31-Mar-01                11,449                              12,240
30-Apr-01                12,491                              13,240
31-May-01                12,757                              13,523
30-Jun-01                12,741                              13,688
31-Jul-01                12,737                              13,651
31-Aug-01                12,511                              13,391
30-Sep-01                10,959                              11,768
31-Oct-01                11,111                              12,055
30-Nov-01                11,787                              12,854
31-Dec-01                12,646                              13,697

                                                 AVERAGE ANNUALIZED TOTAL RETURN
                                                  PERIOD ENDED DECEMBER 31, 2001
                                                  ------------------------------

                                                  ONE YEAR       SINCE INCEPTION
                                                  --------       ---------------
Rochdale Mid/Small Value Portfolio

  Return Before Taxes                               5.27%            12.42%

  Return After Taxes on Distributions               5.18%            12.26%

  Return After Taxes on Distributions               3.22%             9.97%
    and Sale of Fund Shares

S&P MidCap 400/Barra Growth Index (71%)
  S&P SmallCap 600/Barra Growth Index (29%)         8.87%            16.95%

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold th eir fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* Index returns reflect no reduction for fees, expenses, or taxes.

Past performance is not predictive of future performance.

Rochdale Mid/Small Value Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on December 31, 1999.

                           ROCHDALE INVESTMENT TRUST


                 Rochdale Intermediate Fixed Income Portfolio vs
                  Lehman Government/Credit Intermediate Index
                          Value of $10,000 Investment

              ROCHDALE INTERMEDIATE          LEHMAN GOVERNMENT/
              FIXED INCOME PORTFOLIO     CREDIT INTERMEDIATE INDEX
              ----------------------     -------------------------
30-Dec-99           10,000                       10,000
31-Dec-99           10,000                        9,980
31-Jan-00            9,892                        9,943
29-Feb-00            9,976                       10,025
31-Mar-00           10,040                       10,130
30-Apr-00            9,988                       10,107
31-May-00            9,976                       10,123
30-Jun-00           10,117                       10,301
31-Jul-00           10,165                       10,380
31-Aug-00           10,320                       10,502
30-Sep-00           10,385                       10,598
31-Oct-00           10,409                       10,646
30-Nov-00           10,544                       10,791
31-Dec-00           10,732                       10,990
31-Jan-01           10,948                       11,170
28-Feb-01           11,081                       11,276
31-Mar-01           11,234                       11,362
30-Apr-01           11,204                       11,332
31-May-01           11,268                       11,396
30-Jun-01           11,335                       11,438
31-Jul-01           11,601                       11,676
31-Aug-01           11,713                       11,793
30-Sep-01           11,754                       11,965
31-Oct-01           12,006                       12,163
30-Nov-01           11,862                       12,041
31-Dec-01           11,783                       11,975

                                                 AVERAGE ANNUALIZED TOTAL RETURN
                                                  PERIOD ENDED DECEMBER 31, 2001
                                                  ------------------------------

                                                  ONE YEAR       SINCE INCEPTION
                                                  --------       ---------------
Rochdale Intermediate Fixed Income Portfolio

  Return Before Taxes                              9.80%              8.52%

  Return After Taxes on Distributions              7.52%              6.56%

  Return After Taxes on Distributions              5.93%              5.86%
    and Sale of Fund Shares

Lehman Government/Credit Intermediate Index        8.96%              9.40%

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold th eir fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* Index returns reflect no reduction for fees, expenses, or taxes.

Past performance is not predictive of future performance.

Rochdale Intermediate Fixed Income Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on December 31, 1999.

                            ROCHDALE MAGNA PORTFOLIO


SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2001
--------------------------------------------------------------------------------

   Shares                                                               Value
   ------                                                               -----

COMMON STOCKS: 96.6%

CONSUMER CYCLICALS: 12.4%
   11,150   TJX Companies, Inc.                                     $    444,439
    7,300   VF Corp.                                                     284,773
    9,900   Wal-Mart Stores, Inc.                                        569,745
                                                                    ------------
                                                                       1,298,957
                                                                    ------------
CONSUMER NON CYCLICALS: 35.8%
    6,600   Abbott Laboratories                                          367,950
   10,570   Bristol-Myers Squibb Co.                                     539,070
    6,397   Guidant Corp.*                                               318,571
   11,100   Healthsouth Corp.*                                           164,502
    8,380   Medtronic, Inc.                                              429,140
   13,770   Pfizer, Inc.                                                 548,734
    4,123   Procter & Gamble Co.                                         326,253
    7,000   Tenet Healthcare Corp.*                                      411,040
    9,000   UnitedHealth Group, Inc.                                     636,930
                                                                    ------------
                                                                       3,742,190
                                                                    ------------
FINANCIAL SERVICES: 20.3%
    6,100   Allstate Corp.                                               205,570
    4,694   Bank Of America Corp.                                        295,487
    7,360   Citigroup, Inc.                                              371,533
    4,700   Federal National Mortgage Association                        373,650
   18,000   Mattel, Inc.                                                 309,600
    3,850   USA Education, Inc.                                          323,477
    7,500   Washington Mutual, Inc.                                      245,250
                                                                    ------------
                                                                       2,124,567
                                                                    ------------
INDUSTRIALS: 8.9%
    4,574   General Dynamics Corp.                                       364,273
    9,562   Tyco International Ltd.                                      563,202
                                                                    ------------
                                                                         927,475
                                                                    ------------
TECHNOLOGY: 6.7%
    2,200   Citrix Systems, Inc.*                                         49,852
    5,700   First Data Corp.                                             447,165
   10,300   IMS Health, Inc.                                             200,953
                                                                    ------------
                                                                         697,970
                                                                    ------------
TELECOMMUNICATIONS: 9.0%
    9,528   AOL Time Warner, Inc.*                                       305,849
   10,400   Comcast Corp. - Special Class A*                             374,400
    7,300   Meredith Corp.                                               260,245
                                                                    ------------
                                                                         940,494
                                                                    ------------

                            ROCHDALE MAGNA PORTFOLIO

--------------------------------------------------------------------------------

   Shares                                                               Value
   ------                                                               -----

UTILITIES: 3.5%
   11,500 Waste Management, Inc.                                    $    366,965
                                                                    ------------
TOTAL COMMON STOCKS
   (cost $9,353,844)                                                  10,098,618
                                                                    ------------
  Principal Amount
  ----------------

SHORT-TERM INVESTMENT: 1.7%
 $179,818   Union Bank of California Money Market Fund,
              1.777%, 12/30/2011                                         179,818
                                                                    ------------
TOTAL SHORT-TERM INVESTMENT
   (cost $179,818)                                                       179,818
                                                                    ------------
TOTAL INVESTMENTS
   (cost $9,533,662), 98.3%                                           10,278,436
OTHER ASSETS AND LIABILITIES, NET, 1.7%                                  173,686
                                                                    ------------
NET ASSETS, 100.0%                                                  $ 10,452,122
                                                                    ============

* Non-income producing security.

See accompanying Notes to Financial Statements.

                            ROCHDALE ALPHA PORTFOLIO


SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2001
--------------------------------------------------------------------------------

   Shares                                                               Value
   ------                                                               -----

COMMON STOCKS: 88.8%

CONSUMER CYCLICALS: 16.6%
    16,000     Cedar Fair - LP                                      $   396,640
    25,000     Intimate Brands, Inc.                                    371,500
    15,530     Outback Steakhouse, Inc.*                                531,902
    14,000     Polo Ralph Lauren Corp.*                                 374,640
                                                                    -----------
                                                                      1,674,682
                                                                    -----------
CONSUMER NON CYCLICALS: 34.8%
    17,800     Amsurg Corp.*                                            483,804
     5,635     Biovail Corporation*                                     316,969
    17,700     Express Scripts, Inc. - Class A*                         827,652
     4,000     First Health Group Corp.*                                 98,960
    24,600     Health Management Associates, Inc. - Class A*            452,640
    15,700     Lincare Holdings, Inc.*                                  449,805
     8,420     Medicis Pharmaceutical Corp. - Class A*                  543,848
    11,350     RehabCare Group, Inc.*                                   335,960
                                                                    -----------
                                                                      3,509,638
                                                                    -----------
FINANCIAL SERVICES: 11.3%
    13,565     Metris Companies, Inc.                                   348,756
    16,900     Washington Real Estate Investment Trust                  420,641
     7,110     Zions Bancorporation                                     373,844
                                                                    -----------
                                                                      1,143,241
                                                                    -----------
INDUSTRIALS: 6.5%
    18,000     Kemet Corp.*                                             319,500
    11,200     Rogers Corp.*                                            339,360
                                                                    -----------
                                                                        658,860
                                                                    -----------
TECHNOLOGY: 12.4%
    15,500     Alpha Industries, Inc.*                                  337,900
     4,630     L-3 Communications Holdings, Inc.*                       416,700
    18,750     PracticeWorks, Inc.*                                     186,938
    55,000     VitalWorks, Inc.*                                        310,750
                                                                    -----------
                                                                      1,252,288
                                                                    -----------
TELECOMMUNICATIONS: 7.2%
     8,700     Cox Communications, Inc.*                                364,617
    34,340     Pegasus Communications Corp.*                            357,479
                                                                    -----------
                                                                        722,096
                                                                    -----------
TOTAL COMMON STOCKS
  (cost $8,284,773)                                                   8,960,805
                                                                    -----------

                            ROCHDALE ALPHA PORTFOLIO

-------------------------------------------------------

  Principal Amount                                                     Value
  ----------------                                                     -----

SHORT-TERM INVESTMENT: 11.9%
$1,207,780     Union Bank of California Money Market Fund,
                 1.777%, 12/30/2011                                 $ 1,207,780
                                                                    -----------
TOTAL SHORT-TERM INVESTMENT
  (cost $1,207,780)                                                   1,207,780
                                                                    -----------
TOTAL INVESTMENTS
  (cost $9,492,553), 100.7%                                          10,168,585
OTHER ASSETS AND LIABILITIES, NET, (0.7%)                               (72,874)
                                                                    -----------
NET ASSETS, 100.0%                                                  $10,095,711
                                                                    ===========

* Non-income producing security.

See accompanying Notes to Financial Statements.

                            ROCHDALE ATLAS PORTFOLIO


SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2001
--------------------------------------------------------------------------------

   Shares                                                               Value
   ------                                                               -----

COMMON STOCKS: 93.7%

AUSTRIA: 4.7%
    22,200   Erste Bank Der Oesterreichischen Sparkassen AG*       $  1,180,073
    28,000   Flughafen Wien AG                                          747,930
                                                                   ------------
                                                                      1,928,003
                                                                   ------------
BELGIUM: 9.6%
    34,166   Fortis B                                                   886,777
    18,500   Groupe Bruxelles Lambert SA                                972,687
    23,601   Kredietbank NV                                             792,234
     8,600   Nationale A Portefeuille                                   906,633
     2,300   Tractebel SA                                               404,870
                                                                   ------------
                                                                      3,963,201
                                                                   ------------
CANADA: 12.0%
    15,200   Abitibi Consolidated, Inc.                                 110,741
    18,400   Alberta Energy Co. Ltd.                                    696,440
    28,000   BCE, Inc.                                                  638,400
    21,000   Biovail Corp.*                                           1,181,250
    10,300   Canadian Pacific Railway Ltd.                              200,850
    25,200   Domtar, Inc.                                               254,016
     5,150   Fairmont Hotels & Resorts, Inc.                            123,085
    48,000   Rogers Communications, Inc. - Class B ADR*                 806,400
    35,000   Toronto-Dominion Bank                                      900,900
                                                                   ------------
                                                                      4,912,082
                                                                   ------------
CHINA: 2.1%
    30,200   China Petroleum & Chemical Corp.                           408,606
    20,000   China Southern Airlines Co., Ltd.*                           5,771
   714,000   Huaneng Power International, Inc.                          430,347
                                                                   ------------
                                                                        844,724
                                                                   ------------
HONG KONG: 2.1%
    11,700   China Mobile Ltd./HK*                                      204,516
 1,180,000   Legend Holdings Ltd.                                       601,508
                                                                   ------------
                                                                        806,024
                                                                   ------------
IRELAND: 3.9%
   113,040   Bank of Ireland, PLC                                     1,069,909
     1,574   Elan Corp. PLC, ADR*                                        70,924
     9,984   Elan Corp. PLC*                                            462,263
                                                                   ------------
                                                                      1,603,096
                                                                   ------------

                            ROCHDALE ATLAS PORTFOLIO

--------------------------------------------------------------------------------

   Shares                                                              Value
   ------                                                              -----

JAPAN: 9.4%
    31,000   Aeon Co., Ltd.                                             700,137
   325,100   iShares MSCI Japan Index                                 2,506,521
    75,800   Japan OTC Equity Fund, Inc.                                425,238
     5,000   Takeda Chemical Industries, Ltd.                           226,232
                                                                   ------------
                                                                      3,858,128
                                                                   ------------
MEXICO: 10.2%
    30,000   America Movil SA de CV                                     584,400
    31,415   Cemex SA de CV, AD R                                       775,950
 1,025,000   Grupo Financiero BBVA Bancomer*                            939,085
    28,500   Telefonos de Mexico SA (Class L), ADR                      998,070
   324,000   Walmart de Mexico                                          883,460
                                                                   ------------
                                                                      4,180,965
                                                                   ------------
NETHERLANDS: 5.0%
    73,667   ABN AMRO Holding NV, ADR                                 1,199,299
    34,000   ING Groep NV, ADR                                          865,300
                                                                   ------------
                                                                      2,064,599
                                                                   ------------
NORWAY: 10.0%
    28,500   Bergesen DY ASA                                            505,223
   218,535   Den Norske Bank ASA                                        984,337
    18,200   Norsk Hydro ASA                                            762,958
    20,769   Norsk Hydro ASA, ADR                                       872,298
    58,500   Orkla ASA                                                  991,382
                                                                   ------------
                                                                      4,116,198
                                                                   ------------
SOUTH KOREA: 4.9%
    41,300   Korea Fund, Inc.                                           536,900
     7,800   Korea Telecom Corp. ADR                                    158,574
    25,000   Korea Tobacco & Ginseng Corp.                              369,242
    12,870   Samsung Electronics, GDR                                   556,051
    18,809   SK Telecommunication, Ltd., ADR                            406,651
                                                                   ------------
                                                                      2,027,418
                                                                   ------------
SWITZERLAND: 10.3%
     2,200   Nestle SA                                                  469,072
    32,000   Novartis AG, ADR                                         1,168,000
       500   Serono SA, Class B                                         436,367
    27,000   Serono SA, ADR*                                            599,130
    31,200   UBS AG                                                   1,574,752
                                                                   ------------
                                                                      4,247,321
                                                                   ------------
UNITED KINGDOM: 0.1%
     5,150   CP Ships Ltd.*                                              55,929
                                                                   ------------

                            ROCHDALE ATLAS PORTFOLIO

--------------------------------------------------------------------------------

   Shares                                                              Value
   ------                                                              -----

UNITED STATES: 9.4%
     8,300   Abbott Laboratories                                   $    462,725
    11,400   AOL Time Warner, Inc.*                                     365,940
     8,000   Bristol-Myers Squibb Co.                                   408,000
    12,000   Comcast Corp. - Special Class A*                           432,000
     3,419   Fording, Inc.                                               61,098
     4,300   General Dynamics Corp.                                     342,452
    13,700   Guidant Corp.                                              682,260
    18,100   IMS Health, Inc.                                           353,130
     6,000   McGraw-Hill Companies, Inc.                                365,880
    14,090   PanCanadian Energy Corp.                                   366,483
                                                                   ------------
                                                                      3,839,968
                                                                   ------------
TOTAL COMMON STOCKS
  (cost $41,887,557)                                                 38,447,656
                                                                   ------------
  Principal Amount
  ----------------

SHORT-TERM INVESTMENT: 7.4%
$3,056,802   Highmark Diversified Money Market Fund,
               1.969%, 12/30/2011                                     3,056,802
                                                                   ------------
TOTAL SHORT-TERM INVESTMENT
  (cost $3,056,802)                                                   3,056,802
                                                                   ------------
TOTAL INVESTMENTS
  (cost $44,944,359), 101.1%                                         41,504,458
OTHER ASSETS AND LIABILITES, NET, (1.1%)                               (453,056)
                                                                   ------------
NET ASSETS, 100.0%                                                 $ 41,051,402
                                                                   ============

* Non-income producing security.

ADR American Depositary Receipt

GDR Global Depositary Receipt

                            ROCHDALE ATLAS PORTFOLIO

--------------------------------------------------------------------------------

Sector                                                                Percentage
------                                                                ----------

Basic Materials                                                           0.89%
Consumer Cyclicals                                                        4.17%
Consumer Non Cyclicals                                                   18.31%
Diversified                                                               4.57%
Energy                                                                    3.73%
Financial Services                                                       27.62%
Industrials                                                              11.72%
Technology                                                                2.32%
Telecommunications                                                       12.07%
Utilities                                                                 2.03%
Others                                                                   12.57%
                                                                       -------
                                                                        100.00%
                                                                       =======

See accompanying Notes to Financial Statements.

                         ROCHDALE LARGE GROWTH PORTFOLIO


SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2001
--------------------------------------------------------------------------------

   Shares                                                               Value
   ------                                                               -----

COMMON STOCKS: 99.7%

CONSUMER CYCLICALS: 14.9%
     1,993   Bed Bath & Beyond, Inc.*                               $    67,563
     1,134   Best Buy Co., Inc.*                                         84,460
       600   Cintas Corp.                                                29,034
     1,295   Harley-Davidson, Inc.                                       70,331
     5,652   Home Depot, Inc.                                           288,309
       750   Kohls Corp.*                                                52,830
     1,684   Lowe's Companies, Inc.                                      78,154
     2,984   Mattel, Inc.                                                51,325
     3,300   Radioshack Corp.                                            99,330
       900   Starbucks Corp.*                                            17,145
     2,442   Target Corp.                                               100,244
       300   Tricon Global Restaurants, Inc.*                            14,760
     8,999   US Airways Group, Inc.*                                     57,054
     8,834   Wal-Mart Stores, Inc.                                      508,397
     2,736   Walgreen Co.                                                92,094
                                                                    -----------
                                                                      1,611,030
                                                                    -----------
CONSUMER NON CYCLICALS: 47.8%
     2,310   Abbott Laboratories                                        128,782
       703   Allergan, Inc.                                              52,760
     1,800   American Home Products Corp.                               110,448
     2,482   Amgen, Inc.*                                               140,084
     1,707   Anheuser-Busch Companies, Inc.                              77,173
     1,389   Avery Dennison Corp.                                        78,520
       300   Avon Products, Inc.                                         13,950
     1,350   Baxter International, Inc.                                  72,400
       443   Biogen, Inc.*                                               25,406
     2,100   Biomet, Inc.                                                64,890
     1,100   Boston Scientific Corp.*                                    26,532
     3,264   Bristol-Myers Squibb Co.                                   166,464
     1,600   Campbell Soup Co.                                           47,792
       550   Cardinal Health, Inc.                                       35,563
       500   Chiron Corp.*                                               21,920
     3,325   Coca-Cola Co.                                              156,774
     1,648   Colgate Palmolive Co.                                       95,172
     1,100   Convergys Corp.*                                            41,239
     1,517   Deluxe Corp.                                                63,077
     1,904   Eli Lilly & Co.                                            149,540
       400   Forest Laboratories, Inc. - Class A*                        32,780
     1,415   General Mills, Inc.                                         73,594
       623   Genzyme Corp.*                                              37,293
     1,930   Guidant Corp.*                                              96,114

                         ROCHDALE LARGE GROWTH PORTFOLIO

--------------------------------------------------------------------------------

   Shares                                                               Value
   ------                                                               -----

CONSUMER NON CYCLICALS, CONTINUED
     1,874   H&R Block, Inc.                                        $    83,768
     1,600   H. J. Heinz Co.                                             65,792
     5,201   Healthsouth Corp.*                                          77,079
       450   Hershey Foods Corp.                                         30,465
     2,830   Immunex Corp.*                                              78,419
     1,400   International Flavors & Fragrances, Inc.                    41,594
     5,753   Johnson & Johnson                                          340,002
     1,931   Kellogg Co.                                                 58,123
     1,200   Kimberly Clark Corp.                                        71,760
       566   King Pharmaceuticals, Inc.*                                 23,846
     1,900   Medimmune, Inc.*                                            88,065
     2,330   Medtronic, Inc.                                            119,319
     4,209   Merck & Co., Inc.                                          247,489
     1,159   Moody's Corp.                                               46,198
     1,329   Paychex, Inc.                                               46,568
     2,482   PepsiCo, Inc.                                              120,849
    13,552   Pfizer, Inc.                                               540,047
     2,887   Pharmacia Corp.                                            123,131
     3,849   Philip Morris Companies, Inc.                              176,477
     2,705   Procter & Gamble Co.                                       214,047
     4,097   Sara Lee Corp.                                              91,076
     2,799   Schering-Plough Corp.                                      100,232
     1,141   Stryker Corp.                                               66,600
     2,709   Sysco Corp.                                                 71,030
     2,085   The Gillette Co.                                            69,639
     3,097   The Kroger Co.                                              64,634
     2,000   Tupperware Corp.                                            38,500
     1,474   UnitedHealth Group, Inc.                                   104,315
     1,000   Unilever NV - ADR                                           57,610
     1,499   UST, Inc.                                                   52,465
       550   Wrigley (WM.) JR. Co.                                       28,254
       287   Zimmer Holdings, Inc.*                                       8,765
                                                                    -----------
                                                                      5,154,425
                                                                    -----------
FINANCIAL SERVICES: 7.1%
     2,720   Bank of New York Co., Inc.                                 110,976
     1,319   Federal National Mortgage Association                      104,861
     1,700   Fifth Third Bancorp.                                       104,686
     1,032   Marsh & McLennan Companies, Inc.                           110,888
       800   Northern Trust Corp.                                        48,176
     1,200   State Street Corp.                                          62,700
     6,029   The Charles Schwab Corp.                                    93,269
     1,494   USA Education, Inc.                                        125,526
                                                                    -----------
                                                                        761,082
                                                                    -----------

                         ROCHDALE LARGE GROWTH PORTFOLIO

--------------------------------------------------------------------------------

   Shares                                                               Value
   ------                                                               -----

INDUSTRIALS: 7.9%
     1,770   Applied Biosystems Group                               $    69,508
    16,353   General Electric Co.                                       655,428
       249   Millipore Corp.                                             15,114
       600   Minnesota Mining & Manufacturing Co.                        70,926
       955   The Stanley Works                                           44,474
                                                                    -----------
                                                                        855,450
                                                                    -----------
TECHNOLOGY: 15.5%
     1,001   Adobe Systems, Inc.                                         31,081
     1,559   Automatic Data Processing, Inc.                             91,825
     3,982   Citrix Systems, Inc.*                                       90,232
     2,409   Dell Computer Corp.*                                        65,477
     1,442   Electronic Data Systems Corp.                               98,849
     1,300   First Data Corp.                                           101,985
     1,575   Fiserv, Inc.*                                               66,654
     1,759   IMS Health, Inc.                                            34,318
     7,162   Intel Corp.                                                225,245
     1,236   International Business Machines Corp. (IBM)                149,507
       550   Mercury Interactive Corp.*                                  18,689
     8,487   Microsoft Corp.*                                           562,433
     6,354   Oracle Corp.*                                               87,749
     6,928   Parametric Technology Corp.*                                54,108
                                                                    -----------
                                                                      1,678,152
                                                                    -----------
TELECOMMUNICATIONS: 6.5%
     9,214   Cisco Systems, Inc.*                                       166,866
       500   Dow Jones & Co., Inc.                                       27,365
     3,308   Interpublic Group of Companies, Inc.                        97,718
     7,149   Nextel Communications, Inc.*                                78,353
     1,034   Omnicom Group, Inc.                                         92,388
     6,102   Sprint Corp. (PCS Group)*                                  148,950
     1,783   Univision Communications, Inc.*                             72,140
     1,050   Yahoo!, Inc.*                                               18,627
                                                                    -----------
                                                                        702,407
                                                                    -----------
TOTAL COMMON STOCKS
  (cost $10,688,859)                                                 10,762,546
                                                                    -----------
  Principal Amount
  ----------------

SHORT-TERM INVESTMENT: 1.0%
$  102,261   Union Bank of California Money Market Fund,
               1.777%, 12/30/2011                                       102,261
                                                                    -----------
TOTAL SHORT-TERM INVESTMENT
  (cost $102,261)                                                       102,261
                                                                    -----------

                         ROCHDALE LARGE GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                                                                        Value
                                                                        -----
TOTAL INVESTMENTS
  (cost $10,791,120), 100.7%                                        $10,864,807
OTHER ASSETS AND LIABILITIES, NET, (0.7%)                               (74,434)
                                                                    -----------
NET ASSETS, 100.0%                                                  $10,790,372
                                                                    ===========

* Non-income producing security.

See accompanying Notes to Financial Statements.

                         ROCHDALE LARGE VALUE PORTFOLIO


SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2001
--------------------------------------------------------------------------------

   Shares                                                               Value
   ------                                                               -----

COMMON STOCKS: 99.4%

BASIC MATERIALS: 3.5%
     2,000   Alcoa, Inc.                                            $    71,100
     1,600   E. I. du Pont de Nemours and Co.                            68,016
       900   International Paper Co.                                     36,315
     2,444   Louisiana Pacific Corp.*                                    20,627
       400   PPG Industries, Inc.                                        20,688
     1,700   The Dow Chemical Co.                                        57,426
     1,000   USX - U.S. Steel Group                                      18,110
     1,500   Westvaco Corp.                                              42,675
                                                                    -----------
                                                                        334,957
                                                                    -----------
CONSUMER CYCLICALS: 6.9%
       920   Carnival Corp. - Class A                                    25,834
       500   Centex Corp.                                                28,545
       300   Circuit City Stores, Inc.                                    7,785
     2,300   Cooper Tire & Rubber                                        36,708
     1,181   Costco Wholesale Corp.*                                     52,413
     1,649   Dana Corp.                                                  22,888
     1,645   Delphi Automotive Systems Corp.                             22,471
     1,974   Delta Air Lines, Inc.                                       57,759
     1,147   Federated Department Stores*                                46,912
     2,250   Ford Motor Co.                                              35,370
       300   General Motors Corp.                                        14,580
       800   Limited, Inc.                                               11,776
     2,222   McDonald's Corp.                                            58,816
     1,000   Newell Rubbermaid, Inc.                                     27,570
     1,000   Pulte Corp.                                                 44,670
       700   Radioshack Corp.                                            21,070
       521   Sears, Roebuck & Co.                                        24,820
     1,050   Southwest Airlines Co.                                      19,404
     1,100   The Goodyear Tire & Rubber Co.                              26,191
     2,200   Toys R US, Inc.*                                            45,628
     2,081   Visteon Corp.                                               31,298
                                                                    -----------
                                                                        662,508
                                                                    -----------
CONSUMER NON CYCLICALS: 12.0%
     1,183   Aetna, Inc.                                                 39,027
     2,846   Albertson's, Inc.                                           89,621
     5,476   Archer-Daniels-Midland Co.                                  78,581
     2,187   Becton Dickinson & Co.                                      72,499
     4,450   Cendant Corp.*                                              87,264
     1,937   ConAgra, Inc.                                               46,042
       984   HCA, Inc.                                                   37,923
     5,160   McKesson Corp.                                             192,984

                         ROCHDALE LARGE VALUE PORTFOLIO

--------------------------------------------------------------------------------

   Shares                                                               Value
   ------                                                               -----

CONSUMER NON CYCLICALS, CONTINUED
     2,030   Pepsi Bottling Group, Inc.                             $    47,705
     4,015   Quintiles Transnational Corp.*                              64,561
     1,825   Safeway, Inc.*                                              76,194
     1,621   Tenet Healthcare Corp.*                                     95,185
     3,101   Watson Pharmaceuticals, Inc.*                               97,340
     1,016   Wellpoint Health Networks, Inc.*                           118,720
                                                                    -----------
                                                                      1,143,646
                                                                    -----------
ENERGY: 13.8%
       595   Amerada Hess Corp.                                          37,187
       975   Anadarko Petroleum Corp.                                    55,429
     1,540   Apache Corp.                                                76,815
       641   Baker Hughes, Inc.                                          23,377
     1,624   ChevronTexaco Corporation                                  145,527
       650   Dynegy, Inc. - Class A                                      16,575
       800   El Paso Corp.                                               35,688
     2,807   Enron Corp.*                                                 1,684
    12,369   Exxon Mobil Corp.                                          486,102
       681   Nabors Industries, Inc.*                                    23,379
       552   Phillips Petroleum Co.                                      33,264
     1,275   Rowan Companies, Inc.*                                      24,697
     3,127   Royal Dutch Petroleum Co. ADR                              153,286
     1,373   Schlumberger Ltd.                                           75,446
     1,000   The Williams Companies, Inc.                                25,520
       710   Transocean Sedco Forex, Inc.                                24,012
     2,582   USX-Marathon Group                                          77,460
                                                                    -----------
                                                                      1,315,448
                                                                    -----------
FINANCIAL SERVICES: 30.0%
     4,278   American International Group, Inc.                         339,673
     2,689   Bank Of America Corp.                                      169,273
     2,350   Bank One Corp.                                              91,768
       741   Cigna Corp.                                                 68,654
     8,533   Citigroup, Inc.                                            430,746
     2,633   Federal Home Loan Mortgage Corp.                           172,198
     1,732   FleetBoston Financial Corp.                                 63,218
       500   Golden West Financial Corp.                                 29,425
     1,150   Household International, Inc.                               66,631
     3,064   JP Morgan Chase & Co.                                      111,376
     1,830   KeyCorp                                                     44,542
       655   Lehman Brothers Holdings, Inc.                              43,754
       697   Loews Corp.                                                 38,600
     1,700   MBNA Corp.                                                  59,840
     2,126   Merrill Lynch & Co.                                        110,807
     2,025   Metlife, Inc.                                               64,152

                         ROCHDALE LARGE VALUE PORTFOLIO

--------------------------------------------------------------------------------

   Shares                                                               Value
   ------                                                               -----

FINANCIAL SERVICES, CONTINUED
     2,906   Morgan Stanley Dean Witter & Co.                       $   162,562
     2,673   National City Corp.                                         78,159
     1,101   PNC Financial Services Group                                61,876
       836   Stilwell Financial, Inc.                                    22,756
     1,700   T Rowe Price Group, Inc.                                    59,041
     2,236   The Allstate Corp.                                          75,353
       945   The Chubb Corp.                                             65,205
     5,880   US Bancorp                                                 123,068
     2,745   Wachovia Corp.                                              86,083
     3,619   Washington Mutual, Inc.                                    118,341
     2,729   Wells Fargo & Co.                                          118,575
                                                                    -----------
                                                                      2,875,676
                                                                    -----------
INDUSTRIALS: 8.3%
     1,600   Agilent Technologies, Inc.*                                 45,616
     3,100   American Power Conversion Corp.*                            44,826
       877   Boeing Co.                                                  34,010
       640   Burlington Northern Santa Fe Corp.                          18,259
       963   Caterpillar, Inc.                                           50,317
     1,200   Dover Corp.                                                 44,484
       526   Emerson Electric Co.                                        30,035
       900   FedEx Corp.*                                                46,692
     1,105   Honeywell International, Inc.                               37,371
       364   Illinois Tool Works, Inc.                                   24,650
       342   Ingersoll-Rand Co.                                          14,299
       900   PerkinElmer, Inc.                                           31,518
       490   Raytheon                                                    15,910
     1,600   Solectron Corp.*                                            18,048
       800   Textron, Inc.                                               33,168
     3,984   Tyco International Ltd.                                    234,658
     1,689   Waste Management, Inc.                                      53,896
     1,300   Worthington Industries, Inc.                                18,460
                                                                    -----------
                                                                        796,217
                                                                    -----------
TECHNOLOGY: 1.9%
     1,500   Applied Micro Circuits Corp.*                               16,980
     1,250   Computer Sciences Corp.*                                    61,225
     1,000   Conexant Systems, Inc.*                                     14,360
     2,034   Hewlett-Packard Co.                                         41,778
     1,400   Micron Technology, Inc.*                                    43,400
                                                                    -----------
                                                                        177,743
                                                                    -----------

                         ROCHDALE LARGE VALUE PORTFOLIO

--------------------------------------------------------------------------------

   Shares                                                               Value
   ------                                                               -----

TELECOMMUNICATIONS: 18.6%
       453   Alltel Corp.                                           $    27,964
     6,000   AOL Time Warner, Inc.*                                     192,600
     7,340   AT&T Corp.                                                 133,148
     8,104   AT&T Wireless Services, Inc.*                              116,454
     3,853   BellSouth Corp.                                            146,992
     1,290   Clear Channel Communications, Inc.*                         65,674
     3,412   Comcast Corp. - Special Class A*                           122,832
     1,800   Corning, Inc.*                                              16,056
       810   Global Crossing Ltd.*                                          680
     1,716   Motorola, Inc.                                              25,774
     5,261   Qwest Communications International, Inc.                    74,338
       410   Riverstone Networks, Inc.*                                   6,806
     5,981   SBC Communications, Inc.                                   234,276
     1,625   Sprint Corp.                                                32,630
     4,317   The Walt Disney Co.                                         89,448
     4,757   Verizon Communications                                     225,767
     3,969   Viacom, Inc. - Class B*                                    175,231
     6,673   WorldCom, Inc.*                                             93,956
                                                                    -----------
                                                                      1,780,626
                                                                    -----------
UTILITIES: 4.4%
     1,437   AES Corp.*                                                  23,495
       300   Allegheny Energy, Inc.                                      10,866
       294   Ameren Corp.                                                12,436
     1,071   American Electric Power Co., Inc.                           46,621
       400   Dominion Resources, Inc.                                    24,040
     2,180   Duke Energy Corp.                                           85,587
       500   Entergy Corp.                                               19,555
     1,262   Exelon Corp.                                                60,425
       711   FirstEnergy Corp.                                           24,872
       500   KeySpan Corp.                                               17,325
     1,750   NiSource, Inc.                                              40,355
       750   Peoples Energy Corp.                                        28,448
       300   Reliant Energy, Inc.                                         7,956
       400   TXU Corp.                                                   18,860
                                                                    -----------
                                                                        420,841
                                                                    -----------
TOTAL COMMON STOCKS
  (cost $10,183,261)                                                  9,507,662
                                                                    -----------

                         ROCHDALE LARGE VALUE PORTFOLIO

--------------------------------------------------------------------------------

  Principal Amount                                                      Value
  ----------------                                                      -----

SHORT-TERM INVESTMENT: 1.0%
$   98,861   Union Bank of California Money Market Fund,
               1.777%, 12/30/2011                                   $    98,861
                                                                    -----------
TOTAL SHORT-TERM INVESTMENT
  (cost $98,861)                                                         98,861
                                                                    -----------
TOTAL INVESTMENTS
  (cost $10,282,122), 100.4%                                          9,606,523
OTHER ASSETS AND LIABILITIES, NET,(0.4%)                                (38,589)
                                                                    -----------
NET ASSETS, 100.0%                                                  $ 9,567,934
                                                                    ===========

* Non-income producing security.

See accompanying Notes to Financial Statements.

                       ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2001
--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS: 99.4%

BASIC MATERIALS: 2.1%
     1,200     OM Group, Inc.                                       $    79,428
     1,986     Plum Creek Timber Co., Inc.                               56,303
     1,000     Solutia, Inc.                                             14,020
       800     Stillwater Mining Co.*                                    14,800
                                                                    -----------
                                                                        164,551
                                                                    -----------
CONSUMER CYCLICALS: 16.6%
     1,733     Abercrombie & Fitch Co. - Class A*                        45,976
       936     Action Performance Companies, Inc.*                       28,651
     1,838     American Eagle Outfitters, Inc.*                          48,100
     2,649     Applebees International, Inc.                             90,596
     1,150     Atlantic Coast Airlines Holdings, Inc.*                   26,783
     1,693     BJ's Wholesale Club, Inc.*                                74,661
       648     Brinker International, Inc.*                              19,284
     1,800     CDW Computer Centers, Inc.*                               96,678
     1,282     Chico's FAS, Inc.*                                        50,895
       600     Coach, Inc.*                                              23,388
       918     Copart, Inc.*                                             33,388
     2,005     Dollar Tree Stores*                                       61,975
     1,741     Factory 2-U Stores, Inc.*                                 34,890
     1,180     Family Dollar Stores, Inc.                                35,376
       730     Fastenal Co                                               48,494
     1,906     Frontier Airlines, Inc.*                                  32,402
     1,800     Herman Miller, Inc.                                       42,588
       914     Hot Topic, Inc.*                                          28,690
     1,096     International Game Technology*                            74,857
     1,260     Jones Apparel Group, Inc.*                                41,794
       625     Lands' End, Inc.*                                         31,350
       600     Macrovision Corp.*                                        21,132
     1,593     Panera Bread Co. - Class A*                               82,900
     1,825     Polycom, Inc.*                                            62,780
       400     Ryland Group, Inc.                                        29,280
     1,147     The Timberland Co.*                                       42,531
     1,541     Ultimate Electronics, Inc.*                               46,230
     1,095     Williams-Sonoma, Inc.*                                    46,975
                                                                    -----------
                                                                      1,302,644
                                                                    -----------

                       ROCHDALE MID/SMALL GROWTH PORTFOLIO

--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
CONSUMER NON CYCLICALS: 36.6%
       551     Administaff, Inc.*                                   $    15,103
     1,280     AdvancePCS*                                               37,568
       712     American Italian Pasta Co. - Class A*                     29,925
     1,250     AmerisourceBergen Corp.                                   79,437
     1,715     Apogent Technologies, Inc.*                               44,247
     2,150     Apollo Group, Inc. - Class A*                             96,771
     3,177     ArthroCare Corp.*                                         56,964
       980     Barr Laboratories, Inc.*                                  77,773
     1,500     Beckman Coulter, Inc.                                     66,450
     2,788     Cendant Corp.*                                            54,673
       550     Cephalon, Inc.*                                           41,572
     1,530     COR Therapeutics, Inc.*                                   36,613
     1,521     Corinthian Colleges, Inc.*                                62,194
     2,902     Covance, Inc.*                                            65,875
     1,542     Cytyc Corp.*                                              40,246
     1,504     Dentsply International, Inc.                              75,501
     1,617     DeVry, Inc.*                                              46,004
       800     Diagnostic Products Corp.                                 35,160
     1,200     Express Scripts, Inc. - Class A*                          56,112
     2,054     Genzyme Corp.*                                           122,952
     1,146     Gilead Sciences, Inc.*                                    75,315
     2,700     Health Management Associates, Inc. - Class A*             49,680
     1,861     Hillenbrand Industries, Inc.                             102,857
     2,855     Hormel Foods Corp.                                        76,714
     1,325     ICN Pharmaceuticals, Inc.                                 44,388
     1,769     Idec Pharmaceuticals Corp.*                              121,937
     1,685     IVAX Corp.*                                               33,936
     1,410     LifePoint Hospitals, Inc.*                                47,996
     2,600     Lincare Holdings, Inc.*                                   74,490
     1,201     Manpower, Inc.                                            40,486
     1,000     Maximus, Inc.*                                            42,060
     1,948     McCormick & Company, Inc.                                 81,758
     4,267     Memberworks, Inc.*                                        59,781
     2,110     Millennium Pharmaceuticals, Inc.*                         51,716
     1,016     Mylan Laboratories, Inc.                                  38,100
     1,500     Noven Pharmaceuticals, Inc.*                              26,625
     1,394     Oxford Health Plans, Inc.*                                42,015
     1,530     Pharmaceutical Product Development, Inc.*                 49,434
     1,750     Priority Healthcare Corp. - Class B*                      61,583
     1,180     Protein Design Labs, Inc.*                                38,857
     1,477     Province Healthcare Co.*                                  45,580
     1,212     Quest Diagnostics, Inc.*                                  86,913
       500     Regeneron Pharmaceuticals, Inc.*                          14,080
     1,973     Respironics, Inc.*                                        68,345

                       ROCHDALE MID/SMALL GROWTH PORTFOLIO

--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
CONSUMER NON CYCLICALS, CONTINUED
     1,159     Sepracor, Inc.*                                      $    66,133
     1,333     Sybron Dental Specialties, Inc.*                          28,766
       740     Techne Corp.*                                             27,269
     3,000     The Dial Corp.                                            51,450
       966     Tootsie Roll Industries, Inc.                             37,751
     1,283     United National Foods, Inc.*                              32,075
     1,200     Universal Health Services, Inc. - Class B*                51,336
     1,012     Valassis Communications, Inc.*                            36,047
     1,030     Vertex Pharmaceuticals, Inc.*                             25,328
       324     Visx, Inc.*                                                4,293
                                                                    -----------
                                                                      2,876,234
                                                                    -----------
ENERGY: 2.9%
     2,392     BJ Services Co.*                                          77,620
       780     Cooper Cameron Corp.*                                     31,481
     1,071     National-Oilwell, Inc.*                                   22,073
     1,828     Santa Fe International Corp.                              52,135
       200     Ultramar Diamond Shamrock Corp.                            9,896
     2,050     XTO Energy, Inc.                                          35,875
                                                                    -----------
                                                                        229,080
                                                                    -----------
FINANCIAL SERVICES: 10.9%
     1,339     AmeriCredit Corp.*                                        42,245
     1,300     Arthur J. Gallagher & Co.                                 44,837
       300     Commerce Bancorp, Inc.                                    11,802
       800     Cullen/Frost Bankers, Inc.                                24,704
     1,130     East West Bancorp, Inc.                                   29,098
     1,600     Eaton Vance Corp.                                         56,880
     1,700     First Tennessee National Corp.                            61,642
     1,490     Hudson United Bancorp                                     42,763
     1,804     Investment Technology Group, Inc.*                        70,482
       895     Investors Financial Services Corp.                        59,258
       500     Legg Mason, Inc.                                          24,990
     1,450     Neuberger Berman, Inc                                     63,655
     2,120     North Fork Bancorporation, Inc.                           67,819
     1,380     Southwest Bancorporation of Texas, Inc.*                  41,773
     3,100     Sterling Bancshares, Inc.                                 38,812
     1,000     TCF Financial Corp.                                       47,980
     2,164     Trustco Bank Corp. NY                                     27,201
     2,000     UCBH Holdings, Inc.                                       56,880
     1,425     Waddell & Reed Financial, Inc.                            45,885
                                                                    -----------
                                                                        858,706
                                                                    -----------

                       ROCHDALE MID/SMALL GROWTH PORTFOLIO

--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
INDUSTRIALS: 6.4%
     1,146     American Standard Companies Inc.*                    $    78,192
     1,300     C.H. Robinson Worldwide, Inc.                             37,590
     1,400     Cymer, Inc.*                                              37,422
       595     Expeditors International of Washington, Inc.              33,885
       861     Forward Air Corp.*                                        29,205
     2,073     Gentex Corp.*                                             55,411
     1,400     Insituform Technologies, Inc. - Class A*                  35,812
       500     Landstar System, Inc.*                                    36,255
     1,200     Rogers Corp.*                                             36,360
     1,500     Tetra Tech, Inc.*                                         29,865
     2,279     Waters Corp.*                                             88,311
                                                                    -----------
                                                                        498,308
                                                                    -----------
TECHNOLOGY: 15.2%
       640     Affiliated Computer Services, Inc.*                       67,923
       550     Alpha Industries, Inc.*                                   11,990
     1,167     Axcelis Technologies, Inc.*                               15,043
       800     Bisys Group, Inc.*                                        51,192
       625     CACI International, Inc.*                                 24,678
     2,000     Cadence Design Systems, Inc.*                             43,840
       600     Cerner Corp.*                                             29,958
     1,100     ChoicePoint, Inc.*                                        55,759
     1,635     CSG Systems International, Inc.*                          66,136
     1,400     DST Systems, Inc.*                                        69,790
       998     Electronic Arts, Inc.*                                    59,830
     1,705     ESS Technology, Inc.*                                     36,248
       969     FactSet Research Systems, Inc.                            33,867
     1,660     Global Payments, Inc.*                                    57,104
       650     International Rectifier Corp.*                            22,672
     1,100     Jack Henry & Associates, Inc.                             24,024
     3,487     Kopin Corp.*                                              48,818
     1,130     Lam Research Corp.*                                       26,239
     1,607     Legato Systems, Inc.*                                     20,843
       644     Microchip Technology, Inc.*                               24,949
       700     National Instruments Corp.*                               26,222
     1,473     NDCHealth Corp.                                           50,892
     1,694     Nvidia Corp*                                             113,329
     1,270     Rational Software Corp.*                                  24,765
     1,482     SEI Investments Co.                                       66,853
       700     Semtech Corp.*                                            24,983
     2,600     SunGard Data Systems, Inc.*                               75,218
       416     Synopsys, Inc.*                                           24,573
                                                                    -----------
                                                                      1,197,738
                                                                    -----------

                       ROCHDALE MID/SMALL GROWTH PORTFOLIO

--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
TELECOMMUNICATIONS: 7.5%
     1,115     ADVO, Inc.                                           $    47,945
     1,184     Catalina Marketing Corp.*                                 41,085
       600     Comverse Technology, Inc.*                                13,422
     1,105     Entercom Communications Corp. - Class A*                  55,250
     1,000     Harte Hanks, Inc.                                         28,170
     1,747     Metro One Telecommunications, Inc.*                       52,847
     1,436     Network Associates, Inc.*                                 37,121
     1,700     Plantronics, Inc.*                                        43,588
     1,767     Price Communications Corp.*                               33,732
     1,700     RF Micro Devices, Inc.*                                   32,691
       601     Symantec Corp.*                                           39,864
     2,938     The Reader's Digest Association, Inc.                     67,809
       100     Washington Post Co. - Class B                             53,000
     1,500     Westwood One, Inc.*                                       45,075
                                                                    -----------
                                                                        591,599
                                                                    -----------
UTILITIES: 1.2%
       400     Allegheny Energy, Inc.                                    14,488
       400     Ameren Corp.                                              16,920
     1,600     Covanta Energy Corp.*                                      7,232
     2,400     DPL, Inc.                                                 57,792
                                                                    -----------
                                                                         96,432
                                                                    -----------
TOTAL COMMON STOCKS
  (cost $7,381,216)                                                   7,815,292
                                                                    -----------

Principal Amount
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT:2.0%
$  154,457     Union Bank of California Money Market Fund, 1.777%,
                 12/30/2011                                             154,457
                                                                    -----------
TOTAL SHORT-TERM INVESTMENT
  (cost $154,457)                                                       154,457
                                                                    -----------
TOTAL INVESTMENTS
  (cost $7,535,673), 101.4%                                           7,969,749
OTHER ASSETS AND LIABILITIES, NET, (1.4%)                              (107,054)
                                                                    -----------
NET ASSETS, 100.0%                                                  $ 7,862,695
                                                                    ===========

* Non-income producing security.

See accompanying Notes to Financial Statements.

                       ROCHDALE MID/SMALL VALUE PORTFOLIO

--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS: 99.2%

BASIC MATERIALS: 5.7%
       750     Bowater, Inc.                                        $    35,775
     2,500     Buckeye Technologies, Inc.*                               28,750
     1,723     Cabot Corp.                                               61,511
     3,900     Caraustar Industries, Inc.                                27,027
       800     Carpenter Technology                                      21,296
     1,416     Century Aluminum Co.                                      18,918
     2,014     Cleveland-Cliffs, Inc                                     36,856
     3,987     Crompton Corp.                                            35,883
     2,040     IMC Global, Inc.                                          26,520
     1,953     Lyondell Chemical Co.                                     27,986
       500     Potlach Corp.                                             14,660
     2,804     RPM, Inc.                                                 40,546
     2,500     RTI International Metals, Inc.*                           24,875
                                                                    -----------
                                                                        400,603
                                                                    -----------
CONSUMER CYCLICALS: 11.8%
       695     Advance Auto Parts, Inc.*                                 34,576
     4,372     ArvinMeritor, Inc.                                        85,866
       537     Barnes & Noble, Inc.*                                     15,895
       600     Bob Evans Farms, Inc.                                     14,742
     1,225     Borg-Warner, Inc.                                         64,006
       345     Brinker International, Inc.*                              10,267
       895     Burlington Coat Factory Warehouse Corp.                   15,036
     1,800     CBRL Group, Inc.                                          52,992
     1,576     Champion Enterprises, Inc.*                               19,401
     1,000     D.R. Horton, Inc.                                         32,460
     1,600     Footstar, Inc.*                                           50,080
     1,100     Furniture Brands International, Inc.*                     35,222
     2,030     Haggar Corp.                                              22,025
       937     International Speedway Corp. - Class A                    36,637
       789     Lear Corp.*                                               30,092
       450     Lennar Corp.                                              21,069
       800     Linens `n Things, Inc.*                                   20,400
     2,912     Mesa Air Group, Inc.*                                     21,898
       850     Oxford Industries, Inc.                                   20,060
     6,204     Park Place Entertainment Corp.*                           56,891
     2,350     Pegasus Solutions, Inc.*                                  33,370
     2,000     Pier 1 Imports, Inc.                                      34,680
       300     Ryland Group, Inc.                                        21,960
     1,081     Saks, Inc.*                                               10,097
       400     The Men's Wearhouse, Inc.*                                 8,260
     1,400     Toll Brothers, Inc.*                                      61,460
                                                                    -----------
                                                                        829,442
                                                                    -----------

                       ROCHDALE MID/SMALL VALUE PORTFOLIO

--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
CONSUMER NON CYCLICALS: 17.0%
     3,706     Arquile, Inc.*                                       $    63,002
     1,350     Alpharma, Inc. - Class A                                  35,707
     2,600     Blyth Industries, Inc.                                    60,450
     2,500     Bowne & Co., Inc.                                         32,000
     2,510     Chemed Corp.                                              85,089
     1,200     Conmed Corp.*                                             23,952
     1,000     Consolidated Graphics, Inc.*                              19,250
     2,238     Coventry Health Care, Inc.*                               44,648
       600     Dean Foods Co.*                                           40,920
     1,985     Hain Celestial Group, Inc.*                               54,508
     2,835     Health Net, Inc.*                                         61,746
     1,349     Incyte Genomics, Inc.*                                    26,386
     7,977     Modis Professional Services, Inc.*                        56,956
     2,500     Nash Finch Co.                                            77,750
     1,740     NCO Group, Inc.*                                          39,846
     1,500     PacifiCare Health Systems, Inc.*                          24,000
     2,460     PepsiAmericas, Inc.                                       33,948
     2,307     Perrigo Co.*                                              27,269
     2,392     Quanta Services Inc.*                                     36,909
     1,354     R.J. Reynolds Tobacco Holdings, Inc.                      76,230
       900     Russ Berrie & Co., Inc.                                   27,000
       700     Sensient Technologies Corp.                               14,567
       900     Sola International, Inc.*                                 17,460
     3,852     The Profit Recovery Group International, Inc.*            31,394
     2,980     Theragenics Corp.*                                        29,383
       743     Trigon Healthcare, Inc.*                                  51,601
     3,668     Tyson Foods, Inc.                                         42,365
     4,300     US Oncology, Inc.*                                        32,422
     1,200     Viad Corp.                                                28,416
                                                                    -----------
                                                                      1,195,174
                                                                    -----------
ENERGY: 10.7%
       703     Cooper Cameron Corp.*                                     28,373
     2,102     Grant Prideco, Inc.*                                      24,173
       782     Hanover Compressor Co.*                                   19,753
       480     Murphy Oil Corp.                                          40,339
     1,800     National Fuel Gas Co.                                     44,460
     1,067     National-Oilwell, Inc.*                                   21,991
       954     Newfield Exploration Co.*                                 33,877
     1,245     Noble Affiliates, Inc.                                    43,936
     3,641     Ocean Energy, Inc.                                        69,907
       937     Patterson-UTI Energy, Inc.*                               21,841
     1,997     Pioneer Natural Resources Co.*                            38,462
     1,269     Pogo Producing Co.                                        33,337
     3,919     Pride International, Inc.*                                59,177

                       ROCHDALE MID/SMALL VALUE PORTFOLIO

--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
ENERGY, CONTINUED
     1,300     Questar Corp.                                        $    32,565
       393     Smith International, Inc.*                                21,073
     1,280     Tidewater, Inc.                                           43,392
     1,291     Tom Brown, Inc.*                                          34,870
       678     Ultramar Diamond Shamrock Corp.                           33,547
     1,000     Valero Energy Corp.                                       38,120
     2,276     Varco International, Inc.*                                34,094
       807     Weatherford International, Inc.*                          30,069
                                                                    -----------
                                                                        747,356
                                                                    -----------
FINANCIAL SERVICES: 22.1%
     1,302     A.G. Edwards, Inc.                                        57,509
     1,262     Allmerica Financial Corp.                                 56,222
       690     AmeriCredit Corp.*                                        21,769
     1,700     Astoria Financial Corp                                    44,982
       250     Banknorth Group, Inc.                                      5,630
       650     City National Corp.                                       30,452
     1,160     Colonial BancGroup, Inc.                                  16,344
     2,426     Compass Bancshares, Inc.                                  68,656
       700     Dime Bancorp, Inc.                                        25,256
     1,550     Downey Financial Corp.                                    63,937
       700     Everest Re Group Ltd.                                     49,490
     1,875     Fidelity National Financial, Inc.                         46,500
       400     First American Financial Corp.                             7,496
     1,750     Golden State Bancorp, Inc.                                45,762
     1,991     Greenpoint Financial Corp.                                71,178
     1,960     Hibernia Corp. - Class A                                  34,868
       890     Independence Community Bank Corp.                         20,256
     1,685     Labranche & Co., Inc.*                                    58,065
     1,250     M&T Bank Corp.                                            91,063
     1,288     Marshall & Ilsley Corp.                                   81,505
     1,479     Mercantile Bankshares Corp.                               63,656
     2,370     Metris Companies, Inc.                                    60,933
     1,200     Mony Group, Inc.                                          41,484
     1,915     Old Republic International Corp.                          53,639
       700     Pacific Century Financial Corp.                           18,123
     1,030     Protective Life Corp.                                     29,798
     2,150     Radian Group, Inc.                                        92,343
     1,320     Raymond James Financial, Inc.                             46,886
     1,300     Silicon Valley Bancshares*                                34,749
     3,530     Sovereign Bancorp, Inc.                                   43,207
     1,390     Susquehanna Bancshares, Inc.                              28,982
       385     The PMI Group, Inc.                                       25,799

                       ROCHDALE MID/SMALL VALUE PORTFOLIO

--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
FINANCIAL SERVICES, CONTINUED
     1,500     The South Financial Group, Inc.                      $    26,625
       400     United Securities Bancshares, Inc.                        11,400
     1,500     W ashington Federal, Inc.                                 38,670
       780     Whitney Holding Corp.                                     34,203
                                                                    -----------
                                                                      1,547,437
                                                                    -----------
INDUSTRIALS: 14.3%
     1,000     AAR Corp.                                                  9,010
     1,532     Alexander & Baldwin, Inc.                                 40,904
     3,200     Applied Industrial Technologies, Inc.                     59,680
     1,204     Arrow Electronics, Inc.*                                  36,000
       800     Atlas Air, Inc.*                                          11,720
     1,564     Avnet, Inc.                                               39,835
       479     Brooks Automation, Inc.*                                  19,481
     3,360     Checkpoint Systems, Inc.*                                 45,024
     1,100     CNF, Inc.                                                 36,905
       700     Coherent, Inc.*                                           21,644
     1,463     Dycom Industries, Inc.*                                   24,447
     2,500     EGL, Inc.*                                                34,875
     1,486     Energizer Holdings, Inc.*                                 28,308
     1,476     Gatx Corp.                                                48,000
       678     Hubbell, Inc. - Class B                                   19,920
       900     Kaydon Corp.                                              20,412
     1,078     Kemet Corp.*                                              19,135
     1,100     Lancaster Colony Corp.                                    39,061
     1,700     Lennox International, Inc.                                16,490
       800     Milacron, Inc.                                            12,648
     2,650     Myers Industries, Inc.                                    36,173
     1,100     Pentair, Inc.                                             40,161
     1,400     Precision Castparts Corp.                                 39,550
     1,714     Republic Services, Inc. - Class A*                        34,229
       931     Sonoco Products Co.                                       24,746
     1,500     Sturm Ruger & Co., Inc.                                   17,970
     1,478     Swift Transportation Co. Inc.*                            31,792
     1,080     Technitrol, Inc.                                          29,830
       922     The Shaw Group, Inc.*                                     21,667
       743     Trinity Industries, Inc.                                  20,187
       705     Tyco International Ltd.                                   41,525
     1,077     Usfreightways Corp.                                       33,818
     2,100     Vishay Intertechnology, Inc.*                             40,950
     5,100     Westminster Capital, Inc.*                                10,200
                                                                    -----------
                                                                      1,006,297
                                                                    -----------

                       ROCHDALE MID/SMALL VALUE PORTFOLIO

--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
TECHNOLOGY: 2.3%
     4,000     Atmel Corp.*                                         $    31,680
     1,074     Ceridian Corp.*                                           20,138
     2,672     Ciber, Inc.*                                              25,250
       585     International Rectifier Corp.*                            20,405
       300     Kulicke and Soffa Industries, Inc.*                        5,145
       950     Lattice Semiconductor Corp.*                              19,542
     3,405     Sykes Enterprises, Inc.*                                  31,803
       866     Triquint Semiconductor, Inc.*                             10,617
                                                                    -----------
                                                                        164,580
                                                                    -----------
TELECOMMUNICATIONS: 6.8%
     1,650     4 Kids Entertainment, Inc.*                               33,050
     2,104     A.H. Belo Corp. - Class A                                 39,450
     5,069     Broadwing, Inc.*                                          48,156
     4,678     E*trade Group, Inc.*                                      47,950
     2,103     Emmis Communications Corp. - Class A*                     49,715
     1,914     Harris Corp.                                              58,396
       800     Harte Hanks, Inc.                                         22,536
     1,298     Hispanic Broadcasting Corp.*                              33,099
     1,480     IndyMac Bancorp, Inc.*                                    34,602
     1,300     MasTec, Inc.*                                              9,035
     1,754     Penton Media, Inc.*                                       10,980
       965     Powerwave Technologies, Inc.*                             16,675
       813     Telephone & Data Systems, Inc.                            72,967
                                                                    -----------
                                                                        476,611
                                                                    -----------
UTILITIES: 8.5%
     2,200     ALLETE, Inc.                                              55,440
     2,050     American Water Works, Inc.                                85,588
     1,308     Cascade Natural Gas Corp                                  28,841
     2,140     Central Vermont Public Service                            35,738
     2,597     Green Mountain Power Corp                                 48,434
     1,000     MDU Resources Group, Inc.                                 28,150
     2,150     Northeast Utilities                                       37,905
     3,130     Potomac Electric Power                                    70,644
     2,563     Puget Energy, Inc.                                        56,104
     2,900     Scana Corp.                                               80,707
     2,525     Teco Energy, Inc.                                         66,255
                                                                    -----------
                                                                        593,806
                                                                    -----------
TOTAL COMMON STOCKS
  (cost $ 6,591,592)                                                  6,961,306
                                                                    -----------

                       ROCHDALE MID/SMALL VALUE PORTFOLIO

--------------------------------------------------------------------------------
Principal Amount                                                       Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT: 0.9%
$   66,406     Union Bank of California Money Market Fund, 1.777%,
                 12/30/2011                                         $    66,406
                                                                    -----------
TOTAL SHORT-TERM INVESTMENT
  (cost $66,406)                                                         66,406
                                                                    -----------
TOTAL INVESTMENTS
  (cost $6,657,998), 100.1%                                           7,027,712
   OTHER ASSETS AND LIABILITIES, NET, (0.1%)                             (7,213)
                                                                    -----------
   NET ASSETS, 100.0%                                               $ 7,020,499
                                                                    ===========

* Non-income producing security.

See accompanying Notes to Financial Statements.

                  ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2001
--------------------------------------------------------------------------------
Principal Amount                                                       Value
--------------------------------------------------------------------------------
BONDS: 97.4%

BASIC MATERIALS: 1.1%
$   20,000     Eastman Chemical Co., 6.375%, 01/15/04               $    20,460
   130,000     Westvaco Corp., 6.850%, 11/15/04                         136,303
                                                                    -----------
                                                                        156,763
                                                                    -----------
CONSUMER CYCLICALS: 4.3%
    15,000     Cooper Tire & Rubber Co., 7.750%, 12/15/09                14,691
   100,000     DaimlerChrysler NA Holding Corp., 7.125%, 03/01/02       100,581
    40,000     DaimlerChrysler NA Holding Corp., 7.400%, 01/20/05        41,792
    30,000     Delta Air Lines, Inc., 8.500%, 03/15/02                   29,694
   100,000     Hilton Hotels Corp., 7.200%, 12/15/09                     90,300
   100,000     Lowe's Companies, Inc., 6.375%, 12/15/05                 103,346
   115,000     Newell Rubbermaid, Inc., 5.700%, 09/22/03                118,143
   100,000     Nike, Inc., 6.375%, 12/01/03                             104,723
    10,000     VF Corp., 7.600%, 04/01/04                                10,035
                                                                    -----------
                                                                        613,305
                                                                    -----------
CONSUMER NON CYCLICALS: 1.0%
    40,000     Block Financial Corp., 6.750%, 11/01/04                   41,946
   100,000     Hertz Corp., 6.700%, 06/15/02                            101,262
     5,000     Philip Morris Companies, Inc., 7.500%, 01/15/02            5,007
                                                                    -----------
                                                                        148,215
                                                                    -----------
ENERGY: 2.4%
   250,000     Amoco Canada Petroleum Co. Ltd., 6.750%, 09/01/23        246,281
   100,000     Louisiana Land & Exploration, 7.650%, 12/01/23            99,378
                                                                    -----------
                                                                        345,659
                                                                    -----------
FINANCIAL SERVICES: 56.8%
    38,000     ABN Amro Bank NV/New York, 8.250%, 08/01/09               40,437
    15,000     AON Corp, 6.700%, 06/15/03                                15,664
    50,000     Associates Corp. Of N. America, 7.090%, 04/11/03          52,328
   130,000     Bank of America Corp., 7.800%, 02/15/10                  142,176
    40,000     Bank One Corp., 7.600%, 05/01/07                          42,990
    40,000     Beneficial Corp., 6.710%, 12/15/03                        41,855
   100,000     Chubb Corp., 7.125%, 12/15/07                            106,158
    25,000     Cigna Corp., 8.250%, 01/01/07                             27,383
   160,000     CIT Group, Inc., 7.125%, 10/15/04                        169,341
    50,000     Citicorp, 7.750%, 06/15/06                                54,799
    23,000     Citigroup, Inc., 5.800%, 03/15/04                         23,975
   300,000     Citigroup, Inc., 7.250%, 10/01/10                        321,505
   250,000     Countrywide Home Loan, 7.260%, 05/10/04                  265,329
   400,000     Credit Suisse First Boston USA, 6.125%, 11/15/11         390,418
   200,000     Federal Home Loan Bank, 5.355%, 01/05/09                 199,322
   400,000     Federal Home Loan Bank, 5.520%, 01/20/09                 402,341

                  ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
Principal Amount                                                       Value
--------------------------------------------------------------------------------
FINANCIAL SERVICES, CONTINUED
$  800,000     Federal Home Loan Bank, 5.545%, 02/17/09             $   804,996
   250,000     Federal Home Loan Bank, 5.610%, 02/11/09                 252,574
   250,000     Federal Home Loan Bank, 5.900%, 03/26/09                 256,596
    30,000     Federal National Mortgage Association, 5.625%,
                 05/14/04                                                31,470
   125,000     First Union Corp., 6.300%, 04/15/08                      123,006
    25,000     First Union National Bank, 7.125%, 10/15/06               26,702
    25,000     Ford Motor Credit Co., 6.125%, 01/09/06                   24,391
   300,000     Ford Motor Credit Co., 6.250%, 12/08/05                  298,249
   200,000     Ford Motor Credit Co., 7.200%, 06/15/07                  201,161
    40,000     Ford Motor Credit Co., 7.750%, 02/15/07                   40,901
    75,000     Ford Motor Credit Co., 8.200%, 02/15/02                   75,479
   175,000     General Electric Capital Corp., 8.750%, 05/21/07         202,723
   250,000     General Motors Acceptance Corp., 6.125%, 09/15/06        247,437
   300,000     General Motors Acceptance Corp., 7.750%, 01/19/10        308,378
   400,000     Goldman Sachs Group, Inc., 6.875%, 01/15/11              409,674
    35,000     Goldman Sachs Group, Inc., 7.350%, 10/01/09               36,890
   100,000     HSBC Bank Plc, 7.625%, 06/15/06                          108,602
   100,000     HSBC USA, Inc., 8.375%, 02/15/07                         111,436
   450,000     International Lease Finance Corp., 5.700%, 07/03/06      446,738
    20,000     KEY Bank USA NA, 7.550%, 09/15/06                         21,556
   135,000     Lehman Brothers Holdings, Inc., 7.750%, 01/15/05         144,762
   500,000     Morgan JP & Co., Inc., 0.000%, 04/24/27                   70,864
   200,000     Morgan Stanley Dean Witter & Co., 6.750%, 04/15/11       204,614
   160,000     National City Corp., 7.200%, 05/15/05                    171,477
   300,000     National Rural Util Coop Fin, 6.550%, 11/01/18           284,635
   130,000     Private Export Funding Corp., 5.530%, 04/30/06           134,038
   150,000     Salomon Smith Barney Holdings, Inc., 6.625%, 11/15/03    159,187
   200,000     Southtrust Bank NA, 6.565%, 12/15/27                     210,291
   100,000     SouthTrust Corp., 8.625%, 05/15/04                       108,299
    25,000     Suntrust Banks Inc., 6.000%, 02/15/26                     25,308
    25,000     Suntrust Banks Inc., 6.125%, 02/15/04                     26,078
    80,000     The Bank of New York Company, Inc., 7.400%, 08/25/10      83,611
    50,000     The Bear Stearns Companies, Inc., 6.125%, 02/01/03        51,636
   100,000     Union Planters Bank NA, 6.500%, 03/15/08                  96,816
    15,000     USL Capital Corp., 5.950%, 10/15/03                       15,339
    25,000     Wells Fargo Co., 7.125%, 08/15/06                         26,999
                                                                    -----------
                                                                      8,138,934
                                                                    -----------
INDUSTRIALS: 4.9%
   250,000     Arrow Electronics, Inc., 6.875%, 06/01/18                190,809
   175,000     Avnet, Inc., 8.200%, 10/17/03                            180,872
    50,000     CSR America, Inc., 6.875%, 07/21/05                       51,816
   100,000     CSX Transportation, Inc., 6.400%, 03/15/06               102,024
   150,000     Masco Corp., 6.125%, 09/15/03                            154,939
    25,000     Ryder System, Inc., 9.875%, 05/15/17                      27,648
                                                                    -----------
                                                                        708,108
                                                                    -----------
44

                  ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
Principal Amount                                                       Value
--------------------------------------------------------------------------------
TECHNOLOGY: 5.9%
$  100,000     Applied Materials, Inc., 7.125%, 10/15/17            $   100,582
    50,000     Computer Associates International, Inc., 6.250%,
                 04/15/03                                                50,929
    75,000     Computer Associates International, Inc., 6.375%,
                 04/15/05                                                75,336
   325,000     Computer Sciences Corp., 7.500%, 08/08/05                348,413
    50,000     First Data Corp., 6.375%, 12/15/07                        52,302
     5,000     International Business Machines Corp. (IBM), 7.250%,
                 11/01/02                                                 5,186
   100,000     Oracle Corp., 6.910%, 02/15/07                           106,474
   100,000     Texas Instruments, Inc., 6.125%, 02/01/06                101,876
                                                                    -----------
                                                                        841,098
                                                                    -----------
TELECOMMUNICATIONS: 15.6%
    40,000     Citizens Communications Co., 7.600%, 06/01/06             41,454
   150,000     Corning, Inc., 7.000%, 03/15/07                          144,963
   400,000     GTE Corp., 7.830%, 05/01/23                              411,400
 1,000,000     Lockheed Martin Corp., 7.700%, 05/10/07                1,089,654
    89,000     Pacific Bell, 7.500%, 02/01/33                            89,283
   150,000     Qwest Corp., 6.625%, 09/15/05                            148,488
   300,000     US Cellular Corp., 7.250%, 08/15/07                      307,615
                                                                    -----------
                                                                      2,232,857
                                                                    -----------
UTILITIES: 5.4%
    15,000     Cleveland Electric Illuminating, 7.625%, 08/01/02         15,350
    40,000     PP&L, Inc., 6.550%, 03/01/06                              41,274
   100,000     TXU Eastern Funding Co., 6.450%, 05/15/05                101,179
   200,000     Virginia Electric and Power Co., 7.500%, 06/01/23        200,655
   200,000     West Texas Utilities Co., 7.750%, 06/01/07               209,385
   200,000     Wisconsin Natural Gas Co., 8.250%, 12/15/22              210,018
                                                                    -----------
                                                                        777,861
                                                                    -----------
TOTAL BONDS
  (cost $13,866,863)                                                 13,962,800
                                                                    -----------

SHORT-TERM INVESTMENT: 4.2%
   602,019     Union Bank of California Money Market Fund, 1.777%,
                 12/30/2011                                             602,019
                                                                    -----------
TOTAL SHORT-TERM INVESTMENT
  (cost $602,019)                                                       602,019
                                                                    -----------

                  ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
TRUST INVESTMENTS: 0.6%
     3,000     All American Term Trust                              $    36,210
     4,000     TCW/DW Term Trust 2003                                    42,760
                                                                    -----------
                                                                         78,970
                                                                    -----------
TOTAL TRUST INVESTMENTS
  (cost $76,650)                                                         78,970
                                                                    -----------
TOTAL INVESTMENTS
  (cost $14,545,532), 102.2%                                         14,643,789
   OTHER ASSETS AND LIABILITIES, NET, (2.2%)                           (308,100)
                                                                    -----------
   NET ASSETS, 100.0%                                               $14,335,689
                                                                    ===========

See accompanying Notes to Financial Statements.

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                                                                              47

                            ROCHDALE INVESTMENT TRUST

STATEMENTS OF ASSETS AND LIABILITIES AT DECEMBER 31, 2001

------------------------------------------------------------------------------------------------
                                                       Magna           Alpha           Atlas
                                                     Portfolio       Portfolio       Portfolio
------------------------------------------------------------------------------------------------
ASSETS
  Investments in securities, at cost                $  9,533,662    $  9,492,553    $ 44,944,359
                                                    ============    ============    ============

  Investments in securities, at value               $ 10,278,436    $ 10,168,585    $ 41,504,458
  Collateral for securities loaned, at fair value        243,900         967,858       2,506,535
  Receivables:
    Fund shares sold                                          --              --          10,824
    Securities sold                                      363,242              --              --
    Dividends and interest                                 2,296           2,043          36,640
  Prepaid expenses                                         4,966           2,000           9,448
                                                    ------------    ------------    ------------
  TOTAL ASSETS                                        10,892,840      11,140,486      44,067,905
                                                    ------------    ------------    ------------

LIABILITIES
  Payable upon return of securities loaned               243,900         967,858       2,506,535
  Cash overdraft                                              --              --          24,852
  Payables:
    Fund shares redeemed                                  98,468          37,402         168,587
    Securities purchased                                  50,702              --         205,101
    Due to advisor                                        23,319          15,583          34,267
    Administration fees                                    1,945           1,945           3,787
    Foreign dividend tax withheld                             --              --          28,587
  Accrued expenses                                        22,384          21,987          44,787
                                                    ------------    ------------    ------------
  Total liabilities                                      440,718       1,044,775       3,016,503
                                                    ------------    ------------    ------------

NET ASSETS                                          $ 10,452,122    $ 10,095,711    $ 41,051,402
                                                    ============    ============    ============

  Number of shares, $0.01 par value, issued and
    outstanding (unlimited shares authorized)            448,877         385,485       1,684,629
                                                    ============    ============    ============

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE                                   $      23.29    $      26.19    $      24.37
                                                    ============    ============    ============

COMPONENTS OF NET ASSETS
  Paid-in capital                                   $ 13,807,216    $ 10,723,146    $ 65,169,008
  Accumulated net investment income                           --              --         235,203
  Accumulated net realized gain (loss) on
    investments and foreign currency                  (4,099,868)     (1,303,467)    (20,912,908)
  Net unrealized appreciation (depreciation) on:
    Investments                                          744,774         676,032      (2,550,444)
    Foreign currency transactions                             --              --        (889,457)
                                                    ------------    ------------    ------------
  Net assets                                        $ 10,452,122    $ 10,095,711    $ 41,051,402
                                                    ============    ============    ============

                            ROCHDALE INVESTMENT TRUST

STATEMENTS OF ASSETS AND LIABILITIES AT DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                  Mid/Small        Mid/Small       Intermediate
Large Growth     Large Value        Growth           Value         Fixed Income
  Portfolio      Portfolio        Portfolio        Portfolio         Portfolio
--------------------------------------------------------------------------------

$ 10,791,120    $ 10,282,122     $  7,535,673     $  6,657,998     $ 14,545,532
============    ============     ============     ============     ============


$ 10,864,807    $  9,606,523     $  7,969,749     $  7,027,712     $ 14,643,789
     488,583         644,770          753,850          190,091               --

      32,788          24,557            6,223           12,394            5,940
          --              --           36,983               --               --
      12,020           8,559            2,584            6,046          219,835
       7,384           7,146            6,598            6,833            7,747
------------    ------------     ------------     ------------     ------------
  11,405,582      10,291,555        8,775,987        7,243,076       14,877,311
------------    ------------     ------------     ------------     ------------


     488,583         644,770          753,850          190,091               --
------------    ------------     ------------     ------------     ------------

      26,783           1,400               --               --               --
      80,094          57,868          140,658           14,934          531,581
       4,241           3,269            1,759            1,520            2,683
       1,945           1,945            1,945            1,945            1,945
------------    ------------     ------------     ------------     ------------
      13,564          14,369           15,080           14,087            5,413
------------    ------------     ------------     ------------     ------------
     615,210         723,621          913,292          222,577          541,622
------------    ------------     ------------     ------------     ------------

$ 10,790,372    $  9,567,934     $  7,862,695     $  7,020,499     $ 14,335,689
============    ============     ============     ============     ============


     602,426         424,128          286,871          223,871          534,795
============    ============     ============     ============     ============


$      17.91    $      22.56     $      27.41     $      31.36     $      26.81
============    ============     ============     ============     ============


$ 11,852,302    $ 10,404,772     $  7,991,009     $  6,582,029     $ 14,229,858
          --             327               --               --           29,107

  (1,135,617)       (161,566)        (562,390)          68,756          (21,533)

      73,687        (675,599)         434,076          369,714           98,257
------------    ------------     ------------     ------------     ------------
$ 10,790,372    $  9,567,934     $  7,862,695     $  7,020,499     $ 14,335,689
============    ============     ============     ============     ============

See accompanying Notes to Financial Statements.

                            ROCHDALE INVESTMENT TRUST

STATEMENTS OF OPERATIONS - APRIL 1, 2001 THROUGH DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                   Magna                          Alpha                           Atlas
                                                 Portfolio                      Portfolio                       Portfolio
                                         ---------------------------    --------------------------     ----------------------------
                                           4/1/01           Year          4/1/01           Year           4/1/01           Year
                                           through         Ended          through         Ended          through          Ended
                                          12/31/01        3/31/01        12/31/01        3/31/01         12/31/01        3/31/01
                                         -----------    ------------    -----------    -----------     ------------    ------------
INVESTMENT INCOME
  Income
    Dividend income                      $    78,950    $    181,688    $    27,063    $    13,497     $    734,358+   $  1,333,281+
    Interest income                            5,059           3,129          7,441          4,368          172,822          74,062
    Income from securities loaned, net         1,270           3,876          2,340          2,609           23,925          16,411
                                         -----------    ------------    -----------    -----------     ------------    ------------
  Total income                                85,279         188,693         36,844         20,474          931,105       1,423,754
                                         -----------    ------------    -----------    -----------     ------------    ------------
  Expenses
    Advisory fees                             91,050         176,525         79,693        112,009          410,073         676,354
    Administration fees                       18,223          25,000         18,219         25,000           21,229          25,000
    Fund accounting fees                      20,325          20,091         19,351         17,560           54,317          50,219
    Transfer agent fees                        8,625           9,718          8,451          9,978            9,876          13,249
    Audit fees                                12,000          12,000         12,000         12,000           12,075          12,000
    Legal fees                                 1,050           2,762          1,334         16,891            5,362           4,652
    Registration fees                          7,600          15,693         10,049         20,009           12,382          26,866
    Reports to shareholders                    1,375           1,209          1,341            979            8,216           2,265
    Custody fees                               3,850           4,106          3,953          1,868           51,822          75,012
    Miscellaneous                              2,500           1,195          1,379          1,807            7,220           2,513
    Trustee fees                               2,561             676          1,352            676            1,362             676
    Insurance expense                          1,100           1,456            377            970            2,332           5,764
                                         -----------    ------------    -----------    -----------     ------------    ------------
  Total expenses                             170,259         270,431        157,499        219,747          596,266         894,570

  Add: expense recouped by advisor                --          38,488             --             --               --          28,863
  Less: fees waived and
    expenses absorbed                        (10,921)             --        (10,067)       (12,530)              --              --
                                         -----------    ------------    -----------    -----------     ------------    ------------
  Net expenses                               159,338         308,919        147,432        207,217          596,266         923,433
                                         -----------    ------------    -----------    -----------     ------------    ------------
  NET INVESTMENT INCOME (LOSS)               (74,059)       (120,226)      (110,588)      (186,743)         334,839         500,321
                                         -----------    ------------    -----------    -----------     ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss):
    Securities and foreign
      currency transactions               (2,753,845)     (1,403,922)    (1,229,142)        49,055      (12,825,846)     (7,290,273)
    Option Transactions                           --          57,454             --             --               --              --
                                         -----------    ------------    -----------    -----------     ------------    ------------
      Net realized gain (loss) on
        securities and foreign
        currency transactions             (2,753,845)     (1,346,468)    (1,229,142)        49,055      (12,825,846)     (7,290,273)
  Net change in unrealized
  appreciation (depreciation) on:
    Investments                            1,968,013      (3,264,659)     2,294,034     (2,709,752)       8,482,599     (17,829,776)
    Foreign currency transactions                 --              --             --             --               --              --
                                         -----------    ------------    -----------    -----------     ------------    ------------
    Net realized and unrealized gain
      (loss) on investments
      and foreign currency                  (785,832)     (4,611,127)     1,064,892     (2,660,697)      (4,343,247)    (25,120,049)
  NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM OPERATIONS     $  (859,891)   $ (4,731,353)   $   954,304    $(2,847,440)    $ (4,008,408)   $(24,619,728)
                                         ===========    ============    ===========    ===========     ============    ============

+ Net of foreign tax withheld of $7,498 and $10,151 for Atlas, $144, and $260 for Large Growth and Large Value, respectively.

                            ROCHDALE INVESTMENT TRUST

STATEMENTS OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                   Mid/Small        Mid/Small      Intermediate
Large Growth     Large Value         Growth           Value        Fixed Income
  Portfolio       Portfolio        Portfolio        Portfolio        Portfolio
--------------------------------------------------------------------------------

$    64,023+     $    99,793+     $    19,627      $    65,352      $     7,205
      4,526            4,253            3,845            3,655          504,728
        668              750              933              455              114
-----------      -----------      -----------      -----------      -----------
     69,217          104,796           24,405           69,462          512,047
-----------      -----------      -----------      -----------      -----------

     33,740           29,467           23,798           21,322           32,076
     24,417           24,417           24,417           24,417           24,417
     18,299           18,299           18,299           19,135           18,299
     11,239           11,239           11,239           10,001           11,239
      6,000            6,000            6,000            6,000            6,000
      3,274            3,274            3,274            3,274            3,274
      5,000            4,226            3,719            3,547            4,095
      1,000            1,000            1,000            1,000            1,000
      3,500            3,500            3,000            3,000            3,500
      1,000            1,522            1,600            1,000            2,000
      1,944            1,944            1,944            1,944            1,944
        715              257              595              537              257
-----------      -----------      -----------      -----------      -----------
    110,128          105,145           98,885           95,177          108,101
         --               --               --               --               --

    (25,780)         (31,476)         (34,632)         (37,611)         (64,785)
-----------      -----------      -----------      -----------      -----------
     84,348           73,669           64,253           57,566           43,316
-----------      -----------      -----------      -----------      -----------
    (15,131)          31,127          (39,848)          11,896          468,731
-----------      -----------      -----------      -----------      -----------



 (1,124,866)        (155,185)        (557,212)          80,923          (11,527)
         --               --               --               --               --
-----------      -----------      -----------      -----------      -----------


 (1,124,866)        (155,185)        (557,212)          80,923          (11,527)


    574,760         (746,618)         552,519          183,478           71,329
         --               --               --               --               --
-----------      -----------      -----------      -----------      -----------

   (550,106)        (901,803)          (4,693)         264,401           59,802
-----------      -----------      -----------      -----------      -----------
$  (565,237)     $  (870,676)     $   (44,541)     $   276,297      $   528,533
===========      ===========      ===========      ===========      ===========

See accompanying Notes to Financial Statements.

                            ROCHDALE INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     Magna Portfolio                                 Alpha Portfolio
                                       --------------------------------------------    --------------------------------------------
                                          4/1/01                                          4/1/01
                                          through          Year            Year           through          Year          6/1/99*
                                         12/31/01         Ended           Ended          12/31/01         Ended          through
                                         (Note 1)        3/31/01         3/31/00         (Note 1)        3/31/01         3/31/00
                                       ------------    ------------    ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment income (loss)         $    (74,059)   $   (120,226)   $    (85,362)   $   (110,588)   $   (186,743)   $    (35,937)
  Net realized gain (loss) on
    investments and foreign
    currency transaction                 (2,753,845)     (1,403,922)        132,143      (1,229,142)         49,055         (79,629)
  Net realized gain from
    option transactions                          --          57,454          56,129              --              --              --
  Net unrealized appreciation
    (depreciation) on
    investments                           1,968,013      (3,264,659)      1,734,921       2,294,034      (2,709,752)      1,091,750
                                       ------------    ------------    ------------    ------------    ------------    ------------
  NET INCREASE (DECREASE) IN
    NET ASSETS RESULTING
  FROM OPERATIONS                          (859,891)     (4,731,353)      1,837,831         954,304      (2,847,440)        976,184
                                       ------------    ------------    ------------    ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                     --              --              --              --              --              --
  From net realized gain                         --        (145,471)        (67,692)        (21,460)        (22,304)             --
                                       ------------    ------------    ------------    ------------    ------------    ------------
    TOTAL DISTRIBUTIONS TO
       SHAREHOLDERS                              --        (145,471)        (67,692)        (21,460)        (22,304)             --
                                       ------------    ------------    ------------    ------------    ------------    ------------

CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                 907,716       4,436,878       9,665,171       1,188,579       5,622,346       7,934,076
  Proceeds from reinvestment
    of distribution                              --         128,154          67,692          19,454          20,391              --
  Cost of shares redeemed                (3,185,541)     (4,380,787)     (1,331,063)     (1,828,436)     (1,601,878)       (298,105)
                                       ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      share transactions                 (2,277,825)        184,245       8,401,800        (620,403)      4,040,859       7,635,971
                                       ------------    ------------    ------------    ------------    ------------    ------------
    TOTAL INCREASE (DECREASE)
       IN NET ASSETS                     (3,137,716)     (4,692,579)     10,171,939         312,441       1,171,115       8,612,155

NET ASSETS
  Beginning of period                    13,589,838      18,282,417       8,110,478       9,783,270       8,612,155              --
                                       ------------    ------------    ------------    ------------    ------------    ------------
  END OF PERIOD                        $ 10,452,122    $ 13,589,838    $ 18,282,417    $ 10,095,711    $  9,783,270    $  8,612,155
                                       ============    ============    ============    ============    ============    ============

ACCUMULATED NET
  INVESTMENT INCOME                    $         --    $         --    $         --    $         --    $         --    $         --
                                       ============    ============    ============    ============    ============    ============

CHANGE IN SHARES
  Shares sold                                35,946         142,765         309,643          44,960         181,284         294,091
  Shares issued on reinvestment
    of distribution                              --           4,398           2,147             769             691              --
  Shares redeemed                          (134,682)       (146,145)        (42,187)        (71,851)        (53,649)        (10,810)
                                       ------------    ------------    ------------    ------------    ------------    ------------

  NET INCREASE (DECREASE)                   (98,736)          1,018         269,603         (26,122)        128,326         283,281
                                       ============    ============    ============    ============    ============    ============

                                                     Atlas Portfolio
                                       --------------------------------------------
                                          4/1/01
                                          through          Year            Year
                                         12/31/01         Ended           Ended
                                         (Note 1)        3/31/01         3/31/00
                                       ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment income (loss)         $    334,839    $    500,321    $   (238,009)
  Net realized gain (loss) on
    investments and foreign
    currency transaction                (12,825,846)     (7,290,273)        222,610
  Net realized gain from
    option transactions                          --              --              --
  Net unrealized appreciation
    (depreciation) on
    investments                           8,482,599     (17,829,776)      5,776,641
                                       ------------    ------------    ------------
  NET INCREASE (DECREASE) IN
    NET ASSETS RESULTING
  FROM OPERATIONS                        (4,008,408)    (24,619,728)      5,761,242
                                       ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income               (215,934)       (221,262)        (74,752)
  From net realized gain                         --              --      (1,149,539)
                                       ------------    ------------    ------------
    TOTAL DISTRIBUTIONS TO
       SHAREHOLDERS                        (215,934)       (221,262)     (1,224,291)
                                       ------------    ------------    ------------

CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold               6,645,350      32,074,964      50,731,323
  Proceeds from reinvestment
    of distribution                         202,432         206,805       1,224,291
  Cost of shares redeemed               (22,400,795)     (9,420,887)     (3,807,699)
                                       ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      share transactions                (15,553,013)     22,860,882      48,147,915
                                       ------------    ------------    ------------
    TOTAL INCREASE (DECREASE)
       IN NET ASSETS                    (19,777,355)     (1,980,108)     52,684,866

NET ASSETS
  Beginning of period                    60,828,757      62,808,865      10,123,999
                                       ------------    ------------    ------------
  END OF PERIOD                        $ 41,051,402    $ 60,828,757    $ 62,808,865
                                       ============    ============    ============

ACCUMULATED NET
  INVESTMENT INCOME                    $    235,203    $    281,882    $         --
                                       ============    ============    ============

CHANGE IN SHARES
  Shares sold                               263,544         968,849       1,401,465
  Shares issued on reinvestment
    of distribution                           8,502           6,704          33,690
  Shares redeemed                          (921,490)       (301,748)       (106,606)
                                       ------------    ------------    ------------

  NET INCREASE (DECREASE)                  (649,444)        673,805       1,328,549
                                       ============    ============    ============

----------
* Commencement of Operations.

See accompanying Notes to Financial Statements.

                            ROCHDALE INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

       Large Growth                     Large Value                   Mid/Small Growth
         Portfolio                       Portfolio                       Portfolio
----------------------------    ----------------------------    ----------------------------
    Year          12/31/99*         Year          12/31/99*         Year          12/31/99*
   Ended           through         Ended           through         Ended           through
  12/31/01        12/31/00        12/31/01        12/31/00        12/31/01        12/31/00
------------    ------------    ------------    ------------    ------------    ------------
$    (15,131)   $     (4,918)   $     31,127    $      5,206    $    (39,848)   $     (6,437)


  (1,124,866)         (8,023)       (155,185)         (6,381)       (557,212)         33,262

          --              --              --              --              --              --


     574,760        (501,073)       (746,618)         71,019         552,519        (118,443)
------------    ------------    ------------    ------------    ------------    ------------

    (565,237)       (514,014)       (870,676)         69,844         (44,541)        (91,618)
------------    ------------    ------------    ------------    ------------    ------------

          --              --         (30,798)         (5,411)             --              --
          --              --              --              --         (32,035)             --
------------    ------------    ------------    ------------    ------------    ------------
          --              --         (30,798)         (5,411)        (32,035)             --
------------    ------------    ------------    ------------    ------------    ------------

   8,634,168       3,782,871       8,484,148       2,535,325       6,129,553       2,146,898

          --              --          28,857           5,387          30,370              --
    (547,554)        (49,862)       (646,732)        (52,010)       (325,932)             --
------------    ------------    ------------    ------------    ------------    ------------

   8,086,614       3,733,009       7,866,273       2,488,702       5,833,991       2,146,898
------------    ------------    ------------    ------------    ------------    ------------

   7,521,377       3,218,995       6,964,799       2,553,135       5,757,415       2,055,280


   3,268,995          50,000       2,603,135          50,000       2,105,280          50,000
------------    ------------    ------------    ------------    ------------    ------------
$ 10,790,372    $  3,268,995    $  9,567,934    $  2,603,135    $  7,862,695    $  2,105,280
============    ============    ============    ============    ============    ============

$         --    $         --    $        327    $         --    $         --    $         --
============    ============    ============    ============    ============    ============

     472,829         159,612         349,614         100,032         227,154          69,169

          --              --           1,293             215           1,133              --
     (29,613)         (2,402)        (26,940)         (2,086)        (12,585)             --
------------    ------------    ------------    ------------    ------------    ------------
     443,216         157,210         323,967          98,161         215,702          69,169
============    ============    ============    ============    ============    ============

      Mid/Small Value                Intermediate Fixed
         Portfolio                    Income Portfolio
----------------------------    ----------------------------
    Year          12/31/99*         Year          12/31/99*
   Ended           through         Ended           through
  12/31/01        12/31/00        12/31/01        12/31/00
------------    ------------    ------------    ------------
$     11,896    $      3,962    $    468,731    $     53,208


      80,923          (3,173)        (11,527)            301

          --              --              --              --


     183,478         186,236          71,329          26,928
------------    ------------    ------------    ------------

     276,297         187,025         528,533          80,437
------------    ------------    ------------    ------------

     (12,591)         (3,932)       (448,832)        (43,649)
      (3,142)         (5,185)        (10,658)             --
------------    ------------    ------------    ------------
     (15,733)         (9,117)       (459,490)        (43,649)
------------    ------------    ------------    ------------

   5,249,420       1,558,989      11,887,374       2,428,061

      15,213           9,032         449,354          43,649
    (300,627)             --        (623,580)         (5,000)
------------    ------------    ------------    ------------

   4,964,006       1,568,021      11,713,148       2,466,710
------------    ------------    ------------    ------------

   5,224,570       1,745,929      11,782,191       2,503,498


   1,795,929          50,000       2,553,498          50,000
------------    ------------    ------------    ------------
$  7,020,499    $  1,795,929    $ 14,335,689    $  2,553,498
============    ============    ============    ============

$         --    $          6    $     29,107    $      9,559
============    ============    ============    ============

     173,318          57,819         442,336          95,331

         497             325          16,757           1,714
     (10,088)             --         (23,146)           (197)
------------    ------------    ------------    ------------
     163,727          58,144         435,947          96,848
============    ============    ============    ============

See accompanying Notes to Financial Statements.

                            ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                             Magna Portfolio                            Alpha Portfolio
                                                ------------------------------------------       ------------------------------
                                                4/1/01       Year        Year      6/29/98*      4/1/01       Year      6/1/99*
                                               through      Ended       Ended      through      through      Ended      through
                                               3/31/01     3/31/01     12/31/01^   3/31/00      3/31/99     12/31/01^   3/31/01
                                                ------      ------      ------      ------       ------      ------      ------
Net asset value, beginning of period            $24.82      $33.45      $29.28      $25.00       $23.77      $30.40      $25.00
                                                ------      ------      ------      ------       ------      ------      ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     (0.16)      (0.22)      (0.16)      (0.02)       (0.29)      (0.45)      (0.13)
Net realized and unrealized
  gain (loss) on investments                     (1.37)      (8.18)       4.48        4.30         2.77       (6.15)       5.53
                                                ------      ------      ------      ------       ------      ------      ------
    Total from investment operations             (1.53)      (8.40)       4.32        4.28         2.48       (6.60)       5.40
                                                ------      ------      ------      ------       ------      ------      ------

LESS DISTRIBUTIONS:
From net investment income                          --          --          --          --           --          --          --
From net realized gain                              --       (0.25)      (0.15)         --        (0.06)      (0.06)         --
                                                ------      ------      ------      ------       ------      ------      ------
    Total distributions                             --       (0.25)      (0.15)         --        (0.06)      (0.06)         --
                                                ------      ------      ------      ------       ------      ------      ------

Paid in capital from redemption fees (Note 2)       --        0.02          --          --           --        0.03          --
                                                ------      ------      ------      ------       ------      ------      ------

Net asset value, end of period                  $23.29      $24.82      $33.45      $29.28       $26.19      $23.77      $30.40
                                                ======      ======      ======      ======       ======      ======      ======

Total return                                     (6.16%)    (25.17%)     14.80%      17.12%**     10.42%     (21.66%)     21.60%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)            $ 10.5      $ 13.6      $ 18.3      $  8.1       $ 10.0      $  9.8      $  8.6

Portfolio turnover rate                          76.18%      81.84%      38.34%      47.81%       52.46%      95.97%      22.48%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:

Before fees waived and expenses absorbed          1.87%+      1.53%       2.15%       6.19%+       1.98%+      1.96%       5.64%+
After fees waived and expenses absorbed           1.75%+      1.75%       1.73%       1.60%+       1.85%+      1.85%       1.83%+

RATIO OF NET INVESTMENT INCOME
  (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed         (0.93%) +   (0.46%)     (1.09%)     (4.88%)+     (1.51%) +   (1.77%)     (5.11%)+
After fees waived and expenses absorbed          (0.81%) +   (0.68%)     (0.67%)     (0.29%)+     (1.39%) +   (1.66%)     (1.30%)+

                                                             Atlas Portfolio
                                                ------------------------------------------
                                                4/1/01       Year        Year      6/29/98*
                                               through      Ended       Ended      through
                                               3/31/00     12/31/01^   3/31/00     3/31/99
                                                ------      ------      ------      ------
Net asset value, beginning of period            $26.06      $37.83      $30.52      $25.00
                                                ------      ------      ------      ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.36        0.22       (0.11)         --
Net realized and unrealized
  gain (loss) on investments                     (1.93)     (11.89)       8.76        5.52
                                                ------      ------      ------      ------
    Total from investment operations             (1.57)     (11.67)       8.65        5.52
                                                ------      ------      ------      ------

LESS DISTRIBUTIONS:
From net investment income                       (0.12)      (0.10)      (0.08)         --
From net realized gain                              --          --       (1.26)         --
                                                ------      ------      ------      ------
    Total distributions                          (0.12)      (0.10)      (1.34)         --
                                                ------      ------      ------      ------

Paid in capital from redemption fees (Note 2)       --          --          --          --
                                                ------      ------      ------      ------

Net asset value, end of period                  $24.37      $26.06      $37.83      $30.52
                                                ======      ======      ======      ======

Total return                                     (6.00%)    (30.89%)     28.53%      22.08%+++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)            $ 41.0      $ 60.8      $ 62.8      $ 10.1

Portfolio turnover rate                          42.12%      71.99%      35.97%      22.90%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:

Before fees waived and expenses absorbed          1.46%+      1.32%       1.73%       7.79%+
After fees waived and expenses absorbed           1.46%+      1.37%       1.91%       1.61%+

RATIO OF NET INVESTMENT INCOME
  (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed          0.82%+      0.69%      (0.63%)     (6.26%)+
After fees waived and expenses absorbed           0.82%+      0.74%      (0.81%)     (0.08%)+

----------
*    Inception of Portfolio
**   Commencement of investment operations - October 23, 1998
++   Commencement of investment operations - October 2, 1998
+    Annualized
^ In 2001, the Portfolio changed its fiscal year-end from March to December (Note 1).
^^   These amounts have been restated.

See accompanying Notes to Financial Statements.

                            ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

    Large Growth               Large Value              Mid/Small Growth           Mid/Small Value           Intermediate Fixed
      Portfolio                 Portfolio                  Portfolio                  Portfolio               Income Portfolio
 -------------------       --------------------       --------------------       --------------------       --------------------
  Year       12/31/99*      Year        12/31/99*      Year        12/31/99*      Year        12/31/99*      Year        12/31/99*
 Ended        through      Ended         through      Ended         through      Ended         through      Ended         through
12/31/01     12/31/00     12/31/01      12/31/00     12/31/01      12/31/00     12/31/01      12/31/00     12/31/01      12/31/00^^
 ------       ------       ------        ------       ------        ------       ------        ------       ------        ------
 $20.53       $25.00       $25.99        $25.00       $29.58        $25.00       $29.86        $25.00       $25.77        $25.00
 ------       ------       ------        ------       ------        ------       ------        ------       ------        ------


  (0.03)       (0.03)        0.07          0.06        (0.14)        (0.09)        0.06          0.07         1.49          1.12

  (2.59)       (4.44)       (3.43)         0.99        (1.92)         4.67         1.51          4.95         1.00          0.67
 ------       ------       ------        ------       ------        ------       ------        ------       ------        ------
  (2.62)       (4.47)       (3.36)         1.05        (2.06)         4.58         1.57          5.02         2.49          1.79
 ------       ------       ------        ------       ------        ------       ------        ------       ------        ------


     --           --        (0.07)        (0.06)          --            --        (0.06)        (0.07)       (1.42)        (1.02)
     --           --           --            --        (0.11)           --        (0.01)        (0.09)       (0.03)           --
 ------       ------       ------        ------       ------        ------       ------        ------       ------        ------
     --           --        (0.07)        (0.06)       (0.11)           --        (0.07)        (0.16)       (1.45)        (1.02)
 ------       ------       ------        ------       ------        ------       ------        ------       ------        ------

     --           --           --            --           --            --           --            --           --            --
 ------       ------       ------        ------       ------        ------       ------        ------       ------        ------

 $17.91       $20.53       $22.56        $25.99       $27.41        $29.58       $31.36        $29.86       $26.81        $25.77
 ======       ======       ======        ======       ======        ======       ======        ======       ======        ======

 (12.76%)     (17.88%)     (12.91%)        4.21%       (6.94%)       18.32%        5.27%        20.13%        9.80%         7.56%


 $ 10.8       $  3.3       $  9.6        $  2.6       $  7.9        $  2.1       $  7.0        $  1.8       $ 14.3        $  2.6

  45.16%       10.43%       40.60%        10.36%       47.27%        93.32%       51.74%        58.74%       20.89%        40.95%



   1.63%+       6.95%        1.78%+        7.87%        2.08%+        9.80%        2.23%+       10.80%        1.35%+       11.24%
   1.25%+       1.25%        1.25%+        1.25%        1.35%+        1.35%        1.35%+        1.35%        0.54%+        0.00%



  (0.60%)+     (6.18%)      (0.01%)+      (6.03%)      (1.57%)+      (9.36%)      (0.60%)+      (8.82%)       5.04%+       (2.19%)
  (0.22%)+     (0.48%)       0.52%+        0.59%       (0.84%)+      (0.91%)       0.28%+        0.63%        5.85%+        9.05%

                            ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS AT DECEMBER 31, 2001
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

The Rochdale Magna Portfolio, Rochdale Alpha Portfolio, Rochdale Atlas Portfolio, Rochdale Large Growth Portfolio, Rochdale Large Value Portfolio, Rochdale Mid/Small Growth Portfolio, Rochdale Mid/Small Value Portfolio, and Rochdale Intermediate Fixed Income Portfolio (the "Portfolios") are diversified series of shares of beneficial interest of Rochdale Investment Trust (the
"Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The investment objective is to achieve long-term capital appreciation in the Magna, Alpha, and Atlas Portfolios, and to achieve long-term growth of capital in the Large Growth, Large Value, Mid/Small Growth, and Mid/Small Value Portfolios, and to seek current income in the Intermediate Fixed Income Portfolio. Rochdale Investment Management (the "Advisor") is the Advisor to the funds.

The Rochdale Magna and Rochdale Atlas Portfolios were established in June 1998. Initial outside investors purchased shares of the Portfolios on June 29, 1998. However, investments operations did not commence until October 23, 1998 and October 2, 1998 for the Rochdale Magna Portfolio and the Rochdale Atlas Portfolio, respectively. The Rochdale Alpha Portfolio commenced operations on June 1, 1999, and the Rochdale Large Growth, Large Value, Mid/Small Growth, Mid/Small Value, and Intermediate Fixed Income Portfolios commenced operations on December 31, 1999. During 2001, the Board of Trustees of the Portfolios approved changing the Magna, Alpha, and Atlas Portfolios' fiscal year-end from March 31 to December 31. Accordingly, the activity of three of the Portfolios are presented for the period from April 1, 2001 to December 31, 2001.

The Rochdale Magna Portfolio is a large-cap domestic equity fund. It seeks to achieve its objective by investing primarily in securities of large-cap companies that the Advisor has identified through fundamental criteria as the leading growth and leading value companies relative to growth and value industry peers.

The Rochdale Alpha Portfolio is a small- to mid-cap domestic equity fund. It seeks to achieve its objective by investing primarily in equity securities of small and medium-size U.S. companies that the Advisor has identified as expecting to grow earnings at a rate above that of larger, more established companies.

The Rochdale Atlas Portfolio is a foreign equity fund. It seeks to achieve its objective by investing primarily in equity securities of select foreign developed and emerging countries that the Advisor has identified as attractive relative to other countries based on fundamental valuation, financial, and economic attributes.

The Rochdale Large Growth Portfolio is a large-cap domestic equity fund. It seeks to achieve its objective by investing primarily in growth-style equity securities of larger U.S. companies classified within growth industries within the S&P 500.

The Rochdale Large Value Portfolio is a large-cap domestic equity fund. It seeks to achieve its objective by investing primarily in value-style equity securities of larger U.S. companies classified within value industries within the S&P 500.

The Rochdale Mid/Small Growth Portfolio is a mid- and small-cap domestic equity fund. It seeks to achieve its objective by investing primarily in growth-style equity securities of U.S. companies classified within growth industries within the S&P 400 and 600 indices.

The Rochdale Mid/Small Value Portfolio is a mid- and small-cap domestic equity fund. It seeks to achieve its objective by investing primarily in value-style equity securities of U.S. companies classified within value industries within the S&P 400 and 600 indices.

The Rochdale Intermediate Fixed Income Portfolio is a fixed income fund. It seeks to achieve its objective by investing primarily in debt instruments with the intention of holding them to maturity.

                            ROCHDALE INVESTMENT TRUST

--------------------------------------------------------------------------------

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. SECURITY VALUATION. In valuing the Portfolios' assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange or NASDAQ are valued at the last sale price on the business day as of which such values is being determined. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. Readily marketable securities traded only in an over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Trustees of the Trust shall determine in good faith to reflect the security's fair value. All other assets of the Portfolios are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

     B. SHARE VALUATION. Each Portfolio's share price (net asset value) is determined as of the close of the regular session of trading on the NASDAQ (normally 4:00p.m., eastern time). The net asset value per share of each Portfolio is calculated by dividing the sum of the value of the securities held by the Portfolio plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Portfolio, rounded to the nearest cent. The offering and redemption price per share of each Portfolio is equal to a Portfolio's net asset value per share. The Portfolios charge a 2% redemption fee on shares redeemed or exchanged within 18 months of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. Each Portfolio will retain the fee charged as paid-in capital and such fees become part of the Portfolio's daily net asset value ("NAV") calculations.

     C. FEDERAL INCOME TAXES. The Portfolios intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required. The Large Growth, Mid/Small Growth, and Intermediate Fixed Income Portfolios had net realized capital losses of approximately $576,000, $216,000, and $21,500, respectively, during the period November 1, 2001, through December 31, 2001. These losses are treated for federal income tax purposes as arising during the Portfolios' tax year ending December 31, 2002. These "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders. At December 31, 2001, certain Portfolios had tax basis capital losses, which may be carried over to offset future capital gains. Such approximate losses expire as follows:

                                                 Capital losses expiring in:
                                                 ---------------------------
          Portfolio                                  2008           2009
          ---------                               ----------     ----------
          Rochdale Magna Portfolio                $       --     $4,100,000
          Rochdale Alpha Portfolio                        --      1,268,000
          Rochdale Large Growth Portfolio                 --        560,000
          Rochdale Large Value Portfolio               3,000        145,000
          Rochdale Mid/Small Growth Portfolio             --        343,000

     D. SECURITY TRANSACTIONS AND INVESTMENT INCOME. Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of securities sold is determined under the identified cost method. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the

                            ROCHDALE INVESTMENT TRUST

--------------------------------------------------------------------------------

          accrual basis. Purchase discounts and premiums on securities held by the Portfolios are accreted and amortized to maturity using the effective interest method.

     E. FOREIGN CURRENCY. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

     F. FORWARD CURRENCY CONTRACTS. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When a contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Portfolio could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

     G. DISTRIBUTIONS TO SHAREHOLDERS. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, equalization and post-October capital and currency losses.

     H. OPTION WRITING. Each Portfolio may write (sell) covered call options and secured put options on securities and indices. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

     I. LOANS OF PORTFOLIO SECURITIES. Each Portfolio may lend its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes a Portfolio to risks such as (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) a Portfolio may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral with Portfolios' custodian, marked to market daily, in the form of cash and/or U.S. government obligations, in an amount at least equal to 102% of the market value of the loaned securities. Each Portfolio will limit the amount of its loans of portfolio securities to no more than 50% of its total assets.

          At December 31, 2001, each Portfolio loaned equity securities having a fair value and received equity securities collateral for the loan as follows:

                            ROCHDALE INVESTMENT TRUST

--------------------------------------------------------------------------------

          Portfolio                               Fair Value     Collateral
          ---------                               ----------     ----------
          Rochdale Magna Portfolio                $  243,900     $  255,000
          Rochdale Alpha Portfolio                   967,858      1,010,610
          Rochdale Atlas Portfolio                 2,506,535      2,673,732
          Rochdale Large Growth Portfolio            488,583        507,259
          Rochdale Large Value Portfolio             644,770        668,158
          Rochdale Mid/Small Growth Portfolio        753,850        777,946
          Rochdale Mid/Small Value Portfolio         190,091        196,700
          Rochdale Intermediate Fixed Income              --             --

     J. USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     K. RECLASSIFICATION OF CAPITAL ACCOUNTS. The Portfolio accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Advisor provides the Portfolios with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Trust. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% from the Magna, Alpha, and Atlas Portfolios; 0.50% from the Large Growth, Large Value, Mid/Small Growth, and Mid/Small Value Portfolios, and 0.40% from the Intermediate Fixed Income Portfolio, based upon the average daily net assets of each Portfolio.

The Portfolios are responsible for their own operating expenses. The Advisor has agreed to reduce fees payable to it by the Portfolios to the extent necessary to limit each Portfolio's aggregate annual operating expenses to a maximum of 1.75%, 1.85%, 1.95%, 1.25%, 1.25%, 1.35%, 1.35%, and 0.90% of average net assets for the Rochdale Magna, Alpha, Atlas, Large Growth, Large Value, Mid/Small Growth, Mid/Small Value, and Intermediate Fixed Income Portfolios, respectively. Any reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Portfolios' obligation may be subject to reimbursement by the Portfolios within the following three years, provided the Portfolios are able to effect such reimbursement and remain in compliance with applicable limitations. For the period ended December 31, 2001, the Advisor has reimbursed the Portfolios for expenses in excess of the limit in the amounts of $10,921 for the Magna Portfolio, $10,067 for the Alpha Portfolio, $25,780 for the Large Growth Portfolio, $31,476 for the Large Value Portfolio, $34,632 for the Mid/Small Growth Portfolio, $37,611 for the Mid/Small Value Portfolio, and $64,785 for the Intermediate Fixed Income Portfolio.

The Portfolios have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1. The Plan provides that the Portfolios may pay for distribution and related expenses up to an annual rate of 0.25% of each Portfolio's average net assets to RIM Securities LLC as distributor. The distributor elected to waive its fees for the period ended December 31, 2001.

U.S. Bancorp Fund Services, LLC (the "Administrator") (formerly Investment Company Administration, LLC) acts as the Trust's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Portfolios; prepares reports and materials to be supplied to the trustees;

                            ROCHDALE INVESTMENT TRUST

--------------------------------------------------------------------------------

monitors the activities of the Portfolios' custodian, transfer agent and accountants; coordinates the preparation and payment of Portfolio expenses and reviews the Portfolio's expense accruals. For its services, the Administrator receives a monthly fee from each Portfolio at a rate of 0.10% annually of average net assets, with a minimum annual fee per fund of $22,500.

RIM Securities LLC also acts as the Portfolios' principal underwriter in a continuous public offering of the Portfolios' shares.

During the period ended December 31, 2001, Rochdale Securities Corporation received $59,509 in brokerage fee commissions with respect to the Portfolios' portfolio transactions, which constituted 53% of the Portfolios' brokerage commissions during the year.

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor, Distributor,or Administrator.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, other than short-term investments, for the period ended December 31, 2001, are as follows:

     Portfolio                                     Purchases       Sales
     ---------                                    -----------   -----------
     Rochdale Magna Portfolio                     $ 9,097,796   $11,797,732
     Rochdale Alpha Portfolio                       5,346,538     7,184,146
     Rochdale Atlas Portfolio                      19,811,669    31,897,336
     Rochdale Large Growth Portfolio               11,157,996     3,018,409
     Rochdale Large Value Portfolio                10,184,225     2,373,286
     Rochdale Mid/Small Growth Portfolio            7,978,984     2,237,096
     Rochdale Mid/Small Value Portfolio             7,135,977     2,181,050
     Rochdale Intermediate Fixed Income Portfolio  13,407,274     1,593,769

NOTE 5 - DISTRIBUTION TO SHAREHOLDERS

As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

                                                                                            Large
                                            Magna           Alpha           Atlas          Growth
                                          Portfolio       Portfolio       Portfolio       Portfolio
                                         ------------    ------------    ------------    ------------
COST OF INVESTMENTS
  FOR TAX PURPOSES                       $  9,533,662    $  9,528,174    $ 44,944,359    $ 10,791,120
                                         ------------    ------------    ------------    ------------
Gross tax unrealized
  appreciation                           $  1,198,375    $  1,287,274    $  3,452,697    $    604,202
Gross tax unrealized
  depreciation                               (453,601)       (646,862)     (6,003,141)       (530,515)
                                         ------------    ------------    ------------    ------------
Net tax unrealized appreciation
  (depreciation) on investments               744,774         640,412      (2,550,444)         73,687
Net tax appreciation (depreciation) on
  derivatives and foreign-currency
  denominated assets and liabilities               --              --        (889,457)             --
                                         ------------    ------------    ------------    ------------
Net tax unrealized appreciation
  (depreciation)                         $    744,774    $    640,412    $ (3,439,901)   $     73,687
                                         ============    ============    ============    ============
UNDISTRIBUTED ORDINARY INCOME                      --              --    $    235,203              --
UNDISTRIBUTED LONG-TERM GAINS                      --              --              --              --

                            ROCHDALE INVESTMENT TRUST

                                            Large         Mid/Small       Mid/Small      Intermediate
                                            Value          Growth           Value           Fixed
                                          Portfolio       Portfolio       Portfolio         Income
                                         ------------    ------------    ------------    ------------
COST OF INVESTMENTS
  FOR TAX PURPOSES                       $ 10,282,122    $  7,535,673    $  6,657,998    $ 14,545,532
                                         ------------    ------------    ------------    ------------
Gross tax unrealized appreciation        $    315,888    $    847,330    $    685,350    $    256,758
Gross tax unrealized depreciation            (991,487)       (413,254)       (315,636)       (158,501)
                                         ------------    ------------    ------------    ------------
Net tax unrealized appreciation
  (depreciation) on investments             (675,599)         434,076         369,714          98,257
Net tax appreciation on derivatives
  and foreign-currency denominated
  assetsandliabilities                             --              --              --              --
                                         ------------    ------------    ------------    ------------
Net tax unrealized appreciation
  (depreciation)                         $   (675,599)   $    434,076    $    369,714    $     98,257
                                         ============    ============    ============    ============
UNDISTRIBUTED ORDINARY INCOME                     327              --    $     35,112    $     29,106
UNDISTRIBUTED LONG-TERM GAINS                      --              --    $     35,720              --

The tax composition of dividends (other than return of capital dividends for the fiscal year) was as follows:

                                                                           Long Term       Long Term
                                           Ordinary       Income Per     Capital Gains   Capital Gains
                                         Income Total       Share            Total         Per Share
                                         ------------    ------------    ------------    ------------
Magna Portfolio                          $         --    $         --    $         --    $         --
Alpha Portfolio                                    --              --          21,460            0.06
Atlas Portfolio                               215,934            0.12              --              --
Large Growth Portfolio                             --              --              --              --
Large Value Portfolio                          30,798            0.07              --              --
Mid/Small Growth Portfolio                     32,035            0.11              --              --
Mid/Small Value Portfolio                      12,591            0.06           3,142            0.01
Intermediate Fixed Income Portfolio           459,490            1.45              --              --

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees
Rochdale Investment Trust
New York, New York

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Rochdale Magna Portfolio, Rochdale Alpha Portfolio, Rochdale Atlas Portfolio, Rochdale Large Growth Portfolio, Rochdale Large Value Portfolio, Rochdale Mid/Small Growth Portfolio, Rochdale Mid/Small Value Portfolio and Rochdale Intermediate Fixed Income Portfolio, each a series of shares of beneficial interest of Rochdale Investment Trust, as of December 31, 2001, and the related statement of operations, statement of changes in net assets and financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Rochdale Magna Portfolio, Rochdale Alpha Portfolio, Rochdale Atlas Portfolio, Rochdale Large Growth Portfolio, Rochdale Large Value Portfolio, Rochdale Mid/Small Growth Portfolio, Rochdale Mid/Small Value Portfolio and Rochdale Intermediate Fixed Income Portfolio as of December 31, 2001, the results of their operations, the changes in their net assets and the financial highlights for the periods then ended in conformity with accounting principles generally accepted in the United States of America.

                                        TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 23, 2002

                            ROCHDALE INVESTMENT TRUST

TRUSTEE AND OFFICER INFORMATION


Background information for the Trustees and Officers of the Company is presented below. All Trustees oversee the eight Rochdale Portfolios. The Statement of Additional Information includes additional information about the Trust's Trustees and is available, without charge, by calling 1-800-245-9888. Trustees and Officers of the Company serve until their resignation, removal, or retirement.

                                                                                                             Other
                                 Position(s)     Length                                                  Directorships
                                 Held with       of Time            Principal Occupation(s)                 Held by
Name, Address, and Age             Trust         Served             During the Past 5 Years                 Trustee
----------------------             -----         ------             -----------------------                 -------
Carl Acebes* (55)                Chairman         Since      Chief Investment Officer and Chairman            None
Rochdale Investment Trust        Trustee          1998       of Rochdale.
570 Lexington Ave.,
New York, NY 10022

Maxime C. Baretge (61)           Trustee          Since      President of P.A. Pommares Agencies,             None
Rochdale Investment Trust                         1998       S.A. since 1997 (luxury goods distribution)
570 Lexington Ave.,                                          (securities and investment banking) since
New York, NY 10022                                           1997; formerly Senior Vice President and
                                                             Chief Financial Officer of the Capital
                                                             Markets Group of Credit Suisse-First
                                                             Boston from 1972-1997.

Jerry Roland (65)                Trustee          Since      Consultant, Credit Suisse-First Boston           None
Rochdale Investment Trust                         2001
570 Lexington Ave.,
New York, NY 10022

Garrett R. D'Alessandro* (44)    President,       Since      President, Chief Executive Officer,              None
Rochdale Investment Trust        Secretary,       1998       and Director of Research of Rochdale.
570 Lexington Ave.               and Treasurer
New York, NY 10022

* Denotes Trustees who are "interested persons" of the Trust under the 1940 Act.

                                     ADVISOR

                       Rochdale Investment Management LLC
                              570 Lexington Avenue
                          New York, New York 10022-6837
                                 (800) 245-9888

                                       --

                                   DISTRIBUTOR

                               RIM Securities LLC
                              570 Lexington Avenue
                          New York, New York 10022-6837
                                 (800) 245-9888

                                       --

                                    CUSTODIAN

                            Union Bank of California
                         475 Sansome Street - 15th Floor
                         San Francisco, California 94111

                                       --

                                 TRANSFER AGENT

                           U.S. Bancorp Fund Services
                                  P.O. Box 701
                            Milwaukee, WI 53201-0701

                                       --

                                    AUDITORS

                              Tait, Weller & Baker
                            8 Penn Center, Suite 800
                        Philadelphia, Pennsylvania 19103

                                       --

                                  LEGAL COUNSEL

                               Laura Corsell, Esq.
                                 7307 Elbow Lane
                        Philadelphia, Pennsylvania 19119

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

[GRAPHIC]

ROCHDALE INVESTMENT TRUST
570 Lexington Avenue
New York, NY 10022-6837
800-245-9888
www.rochdale.com

You can discuss your questions about the Portfolios, and request other information, including the Prospectus and Statement of Additional Information
(SAI), free of charge, by calling the Portfolios at 800-245-9888 or visiting our Web site at www.rochdale.com. The Prospectus and SAI provides detailed information about the Portfolios.

You can review and copy information about the Portfolios, including the Portfolios' Prospectus and SAI, at the Public Reference Room of the Securities and Exchange Commission, or get copies for a fee, by writing or calling the Public Reference Room of the Commission, Washington, DC 20549-0102 (1-202-942-8090). You may also send an e-mail to the publicinfo@sec.gov. You can obtain the same information free of charge from the Commission's Internet Web site at http://www.sec.gov.

(Rochdale Investment Trust's SEC Investment Company Act
File number is 811-08685)